As filed with the Securities and Exchange Commission on February 28, 1997

                                 Securities Act File No. 333-21169

                                 Investment Company Act File No. 811-04980


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [_]

     Pre-Effective Amendment No. 1                                    [_]

     Post-Effective Amendment No.                                     [_]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]

     Amendment No. 18

-------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter
       TCW Convertible Securities Fund, Inc.
-------------------------------------------------------------------------------
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
        865 South Figueroa Street, Los Angeles, CA 90017
-------------------------------------------------------------------------------
Registrant's Telephone Number, including Area Code
        (213) 244-0000
-------------------------------------------------------------------------------
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
        Philip K. Holl, Secretary
        865 South Figueroa Street, Los Angeles, CA 90017
-------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering:
        As soon as practicable after the effective date of this Registration Statement.
-------------------------------------------------------------------------------

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET
                             ---------------------

Item Number and Heading                           Caption or Location in Prospectus
-----------------------                           ---------------------------------
Part A

1. Outside Front Cover...........................   Cover Page
2. Inside Front and Outside Back Cover Page......   Cover Page
3. Fee table and Synopsis........................   Fee Table; Prospectus Summary
4. Financial Highlights..........................   Financial Highlights
5. Plan of Distribution..........................   The Offer
6. Selling Shareholders..........................   Inapplicable
7. Use of Proceeds...............................   Use of Proceeds
8. General Description of the Registrant.........   Description of Common Stock;
                                                    Investment Objective and Policies;
                                                    Special Considerations and Risk Factors
9. Management....................................   Management of the Fund;
                                                    Custodian, Transfer Agent, Dividend-
                                                    Paying Agent, and Registrar
10. Capital Stock, Long-Term Debt, and Other
     Securities..................................   Description of Common Stock;
                                                    Distributions; Dividend
                                                    Reinvestment Plan; Taxation
11. Defaults and Arrears on Senior Securities....   Inapplicable
12. Legal Proceedings............................   Inapplicable
13. Table of Contents of the Statement of

     Additional Information......................   Same

                                                     Caption or Location in Statement of
                                                            Additional Information
                                                     -----------------------------------
Part B

14. Cover Page...................................     Cover Page
15. Table of Contents............................     Same
16. General Information and History..............     Inapplicable
17. Investment Objective and Policies............     Investment Policies;
18. Management...................................     Management of the Fund
19. Control Persons and Principal Holders of
     Securities..................................     Principal Shareholders of the Fund
20. Investment Advisory and Other Services.......     Investment Advisory and Other Services
21. Brokerage Allocation and Other Practices.....     Portfolio Transactions and Brokerage
22. Tax Status...................................     Taxation
23. Financial Statements.........................     Financial Statements

Part C

   Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

PROSPECTUS

[LOGO OF TCW]
                     TCW Convertible Securities Fund, Inc.
                        6,378,850 SHARES OF COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                  TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK
                                ________________


  TCW Convertible Securities Fund, Inc. (the "Fund"), which invests principally in convertible securities, is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on __________, 1997 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 6,378,850 shares (the "Shares") of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each five Rights held and entitling such Record Date Shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange ("NYSE"). See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE THE GREATER OF
(1) NET ASSET VALUE PER SHARE ON __________, 1997; AND (2) 90% OF THE AVERAGE OF THE CLOSING SALE PRICES OF A SHARE OF THE FUND'S COMMON STOCK AT THE CLOSE OF BUSINESS ON __________, 1997 AND THE FOUR PRECEDING BUSINESS DAYS.

  THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 1997 (THE "EXPIRATION DATE").

  The Fund announced the Offer before the start of trading on the New York Stock Exchange on February 6, 1997. The net asset values per share of the Fund's Common Stock at the close of business on February 6, 1997 (the day of the announcement) and ____________ were $____________and $____________, respectively, and the last reported sale prices of a share of the Fund's Common Stock on the NYSE (symbol: CVT) on February 6, 1997 (the day of the announcement) and _________ were $__________ and $__________, respectively.

  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they will, upon completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period. This Prospectus tells investors briefly the information they should know before investing in the Fund. This Prospectus should be read and retained for future reference. The telephone number for all questions and inquiries relating to the Offer is 1-800-242-4410.

  A Statement of Additional Information dated ____________,1997 has been filed with the Securities and Exchange Commission and contains certain financial statements of the Fund. A copy may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Fund's telephone number is (213) 244-0000. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                       Underwriting    Proceeds to
                     Subscription     Discounts and      the Fund
                        Price          Commissions        (1) (2)
                     ------------     -------------    -----------
Per Share.......       $_________          None        $__________
Total...........       $_________          None        $__________


(1) Estimated based on an assumed subscription price per share of $____________.
(2) Before deduction of expenses incurred by the Fund, estimated at $250,000.


____________, 1997

                                   FEE TABLE


Shareholder Transaction Expenses*

Sales Load (as a percentage of offering price).................   None
Dividend Reinvestment and Cash Purchase Plan Fees..............   None

Annual Expenses
(as a percentage of net assets attributable to common shares)

Management Fees................................................   0.60%
Other Expenses.................................................   0.17%
                                                                  -----
Total Annual Expenses..........................................   0.77%
                                                                  =====

-------------------------------------------------------------------------------
Example                                  1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
You would pay the following expenses*
  on a $1,000 investment, assuming
  five percent annual return:            $8       $25        $44        $98

* Excludes brokerage commissions paid on purchases and sales of shares of Common Stock of the Fund.

  The foregoing information is intended to assist the investor in understanding the various costs and expenses that an investor in TCW Convertible Securities Fund, Inc. (the "Fund") will bear directly or indirectly. See "Investment Advisory and Other Services" for a description of the Investment Advisory Agreement and expenses borne by the Fund. The example is included to provide a means for the investor to compare expense levels of investment companies with different fee structures over varying investment periods. To facilitate such comparison, all investment companies are required to utilize a hypothetical five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

TERMS OF THE OFFER

  TCW Convertible Securities Fund, Inc. (the "Fund") is issuing to shareholders of record ("Record Date Shareholders") as of the close of business on ____________, 1997 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 6,378,850 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each such shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder thereof to acquire at the Subscription Price (as hereinafter defined) one Share for each five Rights held. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on ____________, 1997 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one additional Share for each five Rights held is hereinafter referred to as the "Primary Subscription."

  In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Company, Inc. ("Nominee"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

  The subscription price per share (the "Subscription Price") will be the greater of (1) net asset value per share on ____________, 1997; and (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on ____________, 1997 and the four preceding business days. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights. The steps for subscribing, including how to pay, are specified below in "Steps to Subscribe."

  Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to The Bank of New York, Church Street Station, New York, New York (the "Subscription Agent"). A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. See "The Offer-- Method of Exercise of Rights" and "The Offer-Payment for Shares." The Rights are non-transferable. Only the shares issued pursuant to an exercise of Rights, and not the Rights, will be listed on the NYSE.


IMPORTANT DATES TO REMEMBER
         Event                             Date
         -----                             ----

      Record Date                       ____________, 1997
      Subscription Period               ____________ through ____________, 1997
      Expiration Date                   ____________, 1997
      Pricing Date                      ____________, 1997
      Confirmation to Participants      ____________, 1997
      Final Settlement for Shares       ____________, 1997

STEPS TO SUBSCRIBE

  Complete, sign and date the enclosed Subscription Certificate. Write a check or money order for $____________ for each Share subscribed for through the Primary Subscription and Over-Subscription Privilege. Mail the Subscription Certificate and payment in the enclosed envelope to The Bank of New York. Alternatively, follow the instructions for the enclosed notice of guaranteed delivery. If shares are held by your broker or other nominee, contact your broker or other nominee.

INFORMATION REGARDING THE FUND

  The Fund has been engaged in business as a closed-end diversified management investment company since January 13, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation, through investment principally in Convertible Securities (defined in "Investment Objective and Policies-Convertible Securities") and use of certain other investment techniques. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's outstanding common stock, par value $.01 per share (the "Common Stock"), is listed and traded on the NYSE under the symbol CVT. The average weekly trading volume of the Common Stock on the NYSE during the 12 month period ended December 31, 1996 was approximately 210,817 shares. As of December 31, 1996, the net assets of the Fund were approximately $271.3 million.

INFORMATION REGARDING THE INVESTMENT ADVISER

  The Fund's investment adviser, TCW Funds Management, Inc. ("Investment Adviser"), has served as investment adviser to the Fund since its inception. The Investment Adviser is a wholly-owned subsidiary of The TCW Group, Inc. (formerly, TCW Management Company), whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services and had, as of December 31, 1996, over $50 billion of assets under management and committed to management, of which approximately $1.5 billion were represented by investments in Convertible Securities. The Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.75 % of the first $ 100 million of the Fund's average net assets, and 0.50% of the Fund's average net assets in excess of $100 million. See "Investment Advisory and Other Services--Fees and Expenses." Since the Investment Adviser's fees are based on the Fund's average net assets, the Investment Adviser will benefit from the Offer. In addition, a director who is an "interested person" of the Fund could benefit indirectly from the Offer because of his interest in the Investment Adviser. See "The Offer--Purposes of the Offer."

SPECIAL CONSIDERATIONS AND RISK FACTORS
  The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution...................  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they
                             will, at the completion of the Offer, own a smaller
                             proportional interest in the Fund than would otherwise be
                             the case. Such shareholders would also forego the
                             opportunity to purchase shares of the Fund at a discount
                             from market price if such market price remains above net
                             asset value at the end of the offering period.

Discount From
Net Asset Value............  The Fund's shareholders may dispose of their Shares on the
                             NYSE or other markets on which the Shares may trade, but
                             since the Fund is a closed-end fund, the Fund's shareholders do not have the right to redeem their Shares at net asset
                             value. The market price for shares of closed-end investment companies varies from the net asset value and such shares
                             frequently trade at a discount from net asset value. The
                             Fund's shares have traded in the market at, above and below net asset value since the commencement of Fund's operations.
                             During the past three years, the Fund's shares have
                             generally traded in the market at a premium above net asset value.

Anti-Takeover Provisions...  Certain provisions of the Fund's Articles of
                             Incorporation may be regarded as "anti-takeover" provisions.
                             These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an
                             amendment to the Fund's Articles of Incorporation making the
                             Common Stock a redeemable security or reducing the two-
                             thirds vote required by the Articles of Incorporation. See
                             "Description of Common Stock --Anti-Takeover Provisions of
                             the Articles of Incorporation."

Investments................  Many Convertible Securities which the Fund purchases are unrated or rated BB or lower by Standard & Poor's
                             Corporation or Ba or lower by Moody's Investor's Service,
                             Inc., which ratings are considered by the rating agencies to be speculative. Bonds with a rating of BB/Ba or lower are
                             commonly referred to as "junk bonds." See "Investment
                             Objective and Policies--Risks of Lower Rated Securities."
                             Prices of Convertible Securities generally fluctuate in
                             response to changes in interest rates as well as to changes in the prices of the underlying common stocks. The Fund may invest up to 15% of its net assets in illiquid unregistered convertible securities and is not subject to any percentage limitation on investment in unregistered convertible securities on investment in unregistered convertible securities which are determined to be liquid. At December 31, 1996, approximately 47%
                             of the

                             Fund's net assets were invested in restricted securities
                             of which about 3% were deemed to be illiquid.  See
                             "Investment Objectives and Policies-- Unregistered Convertible
                             Securities." The Fund intends to employ from time to time
                             certain investment techniques which involve additional risks.
                             These investment techniques include options, short sales
                             against the box, forward commitments, lending of portfolio securities, foreign securities and foreign issuers, repurchase agreements, and stock index futures. Each of these investment techniques and the risks thereof are described under the caption
                             "Investment Objective and Policies" or in the Statement of
                             Additional Information.

Distributions............... Since July, 1988, the Fund has made quarterly distributions of
                             $0.21 per share. These distributions have required payments substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the
                             Fund's net realized capital gains for each period to the extent available; any excess is paid from paid-in capital. See
                             "Distributions; Dividend Reinvestment Plan."

                              FINANCIAL HIGHLIGHTS

  The information below for the period March 5, 1987 through December 31, 1987 and for the fiscal years ended December 31, 1988 through 1996 has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report included in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                              Year Ended December 31,
                                                                  -----------------------------------------------
                                                      1996         1995          1994          1993         1992
                                                     ------       ------        ------        ------       ------
Net Asset Value Per Share,
   Beginning of Period.........................      $ 8.36       $ 7.47        $ 8.79        $ 8.36       $ 8.09
                                                     ------       ------        ------        ------       ------
Income from Operations:
   Net Investment Income.......................        0.36         0.37          0.38          0.40         0.41
   Impact to Capital for Shares Issued.........           -            -             -         (0.01)       (0.01)
   Net Realized and Unrealized
     Gain (Loss) on Securities.................        0.77         1.36         (0.86)         1.25         0.71
                                                     ------       ------        ------        ------       ------
      Total from Investment Operations.........        1.13         1.73         (0.48)         1.64         1.11
Less Distributions:
   Dividends from Net
      Investment Income........................       (0.36)       (0.37)        (0.38)        (0.40)       (0.41)
   Distribution from Net
      Realized Gains...........................       (0.62)       (0.33)        (0.30)        (0.81)       (0.07)
   Distribution in Excess of Net
      Realized Gains...........................           -        (0.14)        (0.16)            -            -
   Return of Capital...........................           -            -             -             -        (0.36)
                                                     ------       ------        ------        ------       ------
         Total Distributions...................       (0.98)       (0.84)        (0.84)        (1.21)       (0.84)
                                                     ------       ------        ------        ------       ------
Net Asset Value Per Share,
   End of Period...............................      $ 8.51       $ 8.36        $ 7.47        $ 8.79       $ 8.36
                                                     ======       ======        ======        ======       ======
Total Investment Return (3)....................       11.75%        33.6%        (7.43)%       13.77%       15.90%
Net Asset Value Total Return (4)...............       13.94%        24.0%        (5.70)%       16.12%       13.35%

                                                                                                        March 5, 1987
                                                                                                        Commencement
                                                                   Year Ended December 31,             to December 31,
                                                     -----------------------------------------------
                                                      1991         1990          1989          1988         1987
                                                     ------       ------        ------        ------   ---------------
Net Asset Value Per Share,
   Beginning of Period.........................      $ 6.85       $ 8.36        $ 7.99        $ 7.76       $ 9.30
                                                     ------       ------        ------        ------       ------
Income from Operations:
   Net Investment Income.......................        0.43         0.46          0.50          0.55         0.46
   Impact to Capital for Shares Issued.........           -            -             -             -        (0.03)
   Net Realized and Unrealized
      Gain (Loss) on Securities................        1.65        (1.13)         0.71          0.44       $(1.53)
                                                     ------       ------        ------        ------       ------

      Total from Investment Operations.........        2.08        (0.67)         1.21          0.99        (1.10)
Less Distributions:
   Dividends from Net
      Investment Income........................       (0.43)       (0.46)        (0.50)        (0.55)       (0.44)
   Distribution from Net
      Realized Gains...........................           -            -         (0.06)            -            -
   Distribution in Excess of Net
      Realized Gains...........................           -            -             -             -            -
   Return of Capital...........................       (0.41)       (0.38)        (0.28)        (0.21)           -
                                                     ------       ------        ------        ------       ------
         Total Distributions...................       (0.84)       (0.84)        (0.84)        (0.76)       (0.44)
                                                     ------       ------        ------        ------       ------
Net Asset Value Per Share,
   End of Period...............................      $ 8.09       $ 6.85        $ 8.36        $ 7.99       $ 7.76
                                                     ======       ======        ======        ======       ======
Total Investment Return (3)....................       41.38%       (3.78)%       20.23%        24.79%      (32.61)% (1)
Net Asset Value Total Return (4)...............       31.20%       (8.25)%       15.97%        13.24%      (13.49)% (1)

Ratios/Supplemental Data:
Net Assets, End of Period
   (in thousands)..............................    $271,267           $264,608     $234,686       $273,230     $215,208
Ratio of Expenses to Average
   Net Assets..................................        0.77%              0.81%        0.79%          0.80%        0.88%
Ratio of Net Investment Income
   to Average Net Assets.......................        4.12%              4.60%        4.66%          4.48%        5.04%
Portfolio Turnover Rate........................      125.72%            108.98%      110.04%        173.79%      139.39%
Average Commission Rate Paid
   by the Fund (6).............................    $   0.06                N/A          N/A            N/A          N/A


Ratios/Supplemental Data:
Net Assets, End of Period
   (in thousands)..............................    $172,331           $144,593      $175,732      $167,797     $162,989
Ratio of Expenses to Average
   Net Assets..................................        0.94%              0.94%         0.95%         0.94%        0.83%
Ratio of Net Investment Income
   to Average Net Assets.......................        5.68%              5.93%         5.90%         6.66%        6.12%
Portfolio Turnover Rate........................      114.13%             99.53%        84.17%        70.62%       76.91%
Average Commission Rate Paid
   by the Fund (6).............................         N/A                N/A           N/A           N/A          N/A

(1) For the period March 5, 1987 (commencement) to December 31, 1987 and not indicative of a full year's operating results.

(2) Net of underwriting discount of $.70.

(3) Based on market value per share, adjusted for reinvestment of distributions.


(4) Based on net asset value per share, adjusted for reinvestment of distributions.

(5) Annualized.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                   THE OFFER

TERMS OF THE OFFER

   The Fund is issuing to Record Date Shareholders Rights to subscribe for the Shares. Each Record Date Shareholder is being issued one non-transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire through the Primary Subscription at the Subscription Price one Share for each five Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on ________, 1997.

   In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others through the Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Nominee or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

   Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to such holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

   The Rights are non-transferable. Only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than five Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares. The Fund will not offer or sell any Shares which are not subscribed through the Primary Subscription or the Over-Subscription Privilege.

PURPOSES OF THE OFFER

   The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its shareholders. The Offer will increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position more fully to take advantage of investment opportunities that may arise. The larger number of outstanding shares of Common Stock after the Offer should help create a more efficient and active market for the Common Stock and help reduce the effect on market price of individual transactions. In addition, increasing the size of the Fund might assist in lowering the Fund's expenses as a percentage of net assets. The Offer also seeks to reward the long-term shareholder by giving existing shareholders the right to purchase additional shares at a price that may be below market without incurring any commission charge. There can be no assurance that the Fund will achieve any of the foregoing objectives or benefits through the Offer.

   The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to insure that the Offer will attract the maximum participation of shareholders with the minimum dilution to non-participating shareholders.

   The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Investment Advisory and Other Services--Fees and Expenses." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming that all Rights are exercised and the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately ____%. Three of the Fund's eight directors who voted to authorize the Offer are "interested persons" of the Fund and of the Investment Adviser within the meaning of the 1940 Act. One of these Directors, Mr. Ernest O. Ellison, could benefit indirectly from the Offer because of his indirect ownership interest in the Investment Adviser. See "Management of the Fund."

   The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). If all the Shares are subscribed for in this Offering, the Fund will have a total of __________ remaining authorized but unissued shares of Common Stock available for issuance without shareholder approval.

OVER-SUBSCRIPTION PRIVILEGE

   If some Record Date Shareholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from Record Date Shareholders will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all the Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing shareholder may acquire will be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

THE SUBSCRIPTION PRICE

   The Subscription Price for the Shares to be issued pursuant to the Rights will be the greater of (1) net asset value per Share at the close of business on ________, 1997 (the "Pricing Date"); and (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on _________, 1997 and the four preceding business days.

   The Fund announced the Offer before the start of trading on the NYSE on February 6, 1997. The net asset values per share of Common Stock at the close of business on February 6, 1997 (the day of the announcement) and _________, 1997 were $____ and $____, respectively, and the last reported sale prices of a share of the Fund's Common Stock on the NYSE on February 6, 1997 (the day of the announcement) and __________, 1997 were $____ and $_____, respectively.

EXPIRATION OF THE OFFER

   The Offer will expire at 5:00 p.m., New York City time, on the Expiration Date. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the purchase price for such Shares.

SUBSCRIPTION AGENT

   The Subscription Agent is The Bank of New York, Church Street Station, New York, New York. The Subscription Agent will receive from the Fund a fee estimated to be $35,000 for the processing of the exercise of Rights and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar.

INFORMATION AGENT

   Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or notices of guaranteed delivery may be directed to the Information Agent at its telephone number and address listed below:

       CORPORATE INVESTOR COMMUNICATIONS, INC.
       111 COMMERCE ROAD
       CARLSTADT. NEW JERSEY 07072-2586

       Toll Free- 1-800-242-4410


The Information Agent will receive a fee estimated to be $9,500 and reimbursement for all out-of-pocket expenses related to the Offer.

METHOD OF EXERCISE OF RIGHTS

   Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, or other nominee if such shareholder's shares of Common Stock are held in such broker's or nominee's name. Such brokers or nominees may charge a servicing fee for exercising such Rights. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than five Rights will not be able to exercise such Rights.

   Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to the offices of the Subscription Agent by one of the methods described below:

(1)    By mail:
       The Bank of New York
       Tender and Exchange Department
       P.O. Box 11248
       Church Street Station New York, New York 10286-1248

(2)    By Hand, Express Mail or Overnight Courier:
       The Bank of New York
       Tender and Exchange Department
       101 Barclay Street
       Receive & Delivery Window-Street Level
       New York, New York 10286

PAYMENT FOR SHARES

   Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment.


   (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a completed and executed notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent together with a completed Subscription Certificate by facsimile transmission (telecopy number (212) 815-6213; confirm by telephone (805) 507-9357.

   (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares acquired on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an assumed purchase price of $____ Share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at its Tender and Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or its Tender and Exchange Department, 101 Barclay Street, Receive and Deliver Window-Street Level, New York, New York 10286 prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares.

   A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO TCW CONVERTIBLE SECURITIES FUND, INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES.

   Within five Business Days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Nominee or any other depository or nominee, to Nominee or such other depository or nominee), showing (1) the number of Shares acquired pursuant to the Primary Subscription, (2) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (3) the per Share and total purchase price for the Shares, and (4) any additional amount payable by such holder to the Fund or any excess to be refunded by the Fund to such holder, in each case based on the Subscription Price as determined on the Pricing Date. If any such shareholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any payment required from a holder of Rights must be received by the Subscription Agent within ten Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of exercises by Record Date Stockholders of their Over-Subscription Privileges will be mailed by the Subscription Agent to him within fifteen Business Days after the Confirmation Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to TCW Convertible Securities Fund, Inc.

   Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of any checks or money orders and actual payment pursuant to any notice of guaranteed delivery.

   A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

   If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (1) find other purchasers for such subscribed-for and unpaid-for Shares; (2) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege, and/or (3) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

   Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

   The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES OR PAYMENTS TO THE FUND.

   THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE

SEVERAL BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

  All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determination will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or Permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

  The Fund has undertaken, as required by the Securities and Exchange Commission's registration form, to suspend the Offer until it amends this Prospectus if subsequent to ___________, 1997, the effective date of the Fund's registration statement relating to the Offering, and prior to the Expiration Date, the Fund's net asset value declines more than 10% from its net asset value as of ___________, 1997. In such event, the Fund will notify shareholders of any such decline and permit them to cancel their exercise of Rights. With this exception, a shareholder will have no right to rescind an exercise of Rights after the Subscription Agent receives a Subscription Certificate or notice of guaranteed delivery.

PURCHASE AND SALE OF RIGHTS

  The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the NYSE. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading, along with the existing outstanding shares of Common Stock, on the NYSE.

DELIVERY OF STOCK CERTIFICATES

  Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan, unless they request the issuance of stock certificates for the Shares so acquired. Shareholders whose Shares are held of record by Nominee or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Nominee or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within fifteen business days after the Confirmation Date and after payment for the Shares subscribed for has cleared.

CERTAIN FOREIGN SHAREHOLDERS

   The Fund has been advised by outside legal counsel that this rights offering has been qualified or is believed to be exempt from qualification only under the federal laws of the United States and the laws of each of the States in the United States. Residents of other jurisdictions may not purchase the Shares of Common Stock offered hereby unless they certify that their purchases of such Shares are effected in accordance with the applicable laws of such jurisdictions.

FEDERAL INCOME TAX CONSEQUENCES

   For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss or deduction will be allowed if Rights expire without being exercised.

   A shareholder's holding period for a Share acquired upon exercise of a Right begins on the date of exercise. In the absence of a special election under
Section 307 of the Internal Revenue Code of 1986 by the shareholder, the shareholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the Subscription Price. A shareholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held, at the time of sale, for more than one year.

   The foregoing discussion is for general information only and is based upon existing laws, regulations and judicial and administrative pronouncements. Shareholders are advised to consult their own tax advisers with regard to the Federal income tax consequences of exercising any Rights, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction.

DILUTION

   As a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period.


                    SPECIAL CONSIDERATIONS AND RISK FACTORS

MARKET PRICE PREMIUM OR DISCOUNT FROM NET ASSET VALUE

   Shares of the Fund are listed and traded on the NYSE. Since the Fund is a closed-end investment company, shareholders do not have the right to redeem shares at net asset value. The market price for shares of closed-end investment companies generally varies from per share net asset value and such shares frequently trade at a discount from net asset value. Shares of the Fund have traded at, above and below net asset value since the commencement of operations. Prior to 1990, the Fund's shares generally traded at a discount from the net asset value. During the past three years, the Fund's shares have generally traded at a premium above net asset value. See "Share Price Data." To the extent that shares trade at a premium above net asset value, a reduction in such premium or a change from a premium to a discount would adversely affect an investor's return.

ANTI-TAKEOVER PROVISIONS

   Certain provisions of the Fund's Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Articles of Incorporation making the Common Stock a redeemable security or reducing the two-thirds vote required by the Articles of Incorporation. See "Description of Common Stock-- Anti-Takeover Provisions of the Articles of Incorporation."

INVESTMENTS

   Many Convertible Securities which the Fund purchases are unrated or rated BB or lower by S&P or Ba or lower by Moody's, which ratings are considered by the rating agencies to BE SPECULATIVE. Bonds with a rating of BB/Ba or lower are commonly referred to as "junk bonds." See "Investment Objective and Policies -- Risks of Lower Rated Securities." Prices of Convertible Securities generally fluctuate in response to changes in interest rates as well as to changes in the prices of the underlying common stocks. The Fund intends to employ from time to time certain investment techniques which involve additional risks. These investment techniques include options, short sales against the box, forward commitments, lending of portfolio securities, foreign securities and foreign issuers, repurchase agreements, and stock index futures. Each of these investment techniques and the risks thereof are described under the separate subheadings under the caption "Investment Objective and Policies" or in the Statement of Additional Information.

DISTRIBUTIONS

   Commencing with the distribution paid in July, 1988, the Fund has made quarterly distributions of $0.21 per share. These distributions have required payments substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital. See "Distributions; Dividend Reinvestment Plan."

                                USE OF PROCEEDS

   The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $___________, based upon an assumed Subscription Price of $_____ and after deducting expenses payable by the Fund estimated at approximately $250,000. If less than all of the Shares offered are sold, the proceeds from the Offer would be reduced accordingly, but there would be no material reduction in the expenses of the Offer. The Fund will invest the net proceeds of the

Offer in accordance with its investment objective and policies. The Investment Adviser anticipates that such investment would not take more than three months from the Expiration Date.

                         DESCRIPTION OF COMMON STOCK

GENERAL

   The Fund, which was incorporated under the laws of the State of Maryland on January 13, 1987, is authorized to issue 50,000,000 shares of Common Stock, par value $.01 per share. The shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative.

   The following chart shows the number of shares of Common Stock authorized and outstanding as of December 31, 1996:

                                               Shares Held
                                 Shares        by the Fund       Shares
Title of Class                   Authorized    for its Account   Outstanding

Common Stock $.01 par value...    50,000,000         0            31,894,249

SHARE PRICE DATA

   The Fund's shares are listed and traded on the New York Stock Exchange (the "NYSE"). The following table sets forth for the quarters indicated the high and low sale prices on the NYSE and the average weekly volume of trading in such shares for the quarter. Also set forth are the related net asset values per share of Common Stock, as calculated for such day or for the preceding Friday business day by TCW Funds Management, Inc. (the "Investment Adviser"), and the premium (or discount) to net asset value represented by such market prices.


                                     Net Asset Value        Premium
                    Market Price       Related to         (or Discount)
                    ------------     ---------------    ---------------
 Quarter            High     Low     High    Low         High       Low       Avg. Weekly
   Ended            Price    Price   Price   Price       Price     Price    Trading Volume
                    ------   -----   -----   -----      -------   -------   ---------------
03/31/94             9.625   8.500    8.97    8.97       7.30 %    (5.24)%         226,275

06/30/94             9.500   8.875    8.25    8.19      15.15 %     8.36 %         190,862

09/30/94             9.375   9.000    8.13    8.20      15.31 %     9.76 %         144,564

12/31/94             9.000   7.750    7.98    7.45      12.78 %     4.03 %         184,162

03/31/95             8.500   7.750    7.62    7.47      11.55 %     3.75 %         150,962

06/30/95             8.750   8.125    8.22    7.79       6.45 %     4.30 %         147,885

09/30/95             8.875   8.250    8.67    8.23       2.36 %     0.24 %         151,854

12/31/95             9.500   8.500    8.53    8.39      11.37 %     1.31 %         207,385

03/31/96             9.500   9.000    8.70    8.75       9.20 %     2.86 %         179,923

06/30/96             9.000   8.375    8.78    8.79       2.51 %    (4.72)%         307,323

09/30/96             9.375   8.625    8.82              8.20     6.29%     5.18%          193,608
12/31/96             9.750   9.125    8.78              8.75    11.05%     4.29%          162,269

   The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. Prior to 1990, shares of the Fund's Common Stock generally traded at a discount from the net asset value; however, in the last three calendar years, the Fund's shares have generally traded in the the market at a premium above net asset value.

   For the net asset value per share and the reported sales price of a share of the Fund's Common Stock on the NYSE as of a recent date, see "The Offer--The Subscription Price."

REPURCHASE OF SHARES

   The Fund's shareholders do not have the right to present their shares for redemption by the Fund. The Fund, however, may repurchase its shares in the open market from time to time, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the Investment Company Act of 1940 (the "1940 Act"). Subject to the Fund's investment restriction with respect to borrowings, the Fund may incur debt in an amount not exceeding 5% of total assets to finance share repurchase transactions. See "Investment Objective and Policies--Investment Restrictions." Shares repurchased by the Fund will be held as treasury shares until reissued.

   The Fund does not expect to consider the repurchase of any of its shares except at a price below net asset value. Consequently, so long as shares of the Fund trade at a premium above net asset offer is contemplated. If the Fund should in the future repurchase any shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, although the market price of those outstanding shares will not necessarily be affected, either positively or negatively. The principal factors expected to be considered by the Board of Directors in determining whether any repurchase, compared to alternative investments, is in the best interests of the Fund and its shareholders is the anticipated effect on net asset value per share and the resulting effect on the Fund's expense ratio. If the Fund should borrow to finance share repurchase transactions, any gain in the value of the Fund's investments during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than would otherwise be the case. Conversely, any decline in the value of the Fund's investments would cause the net asset value of the Fund's shares to decrease more rapidly than would otherwise be the case. The Fund has never repurchased any of its outstanding shares and does not presently contemplate making any share repurchases nor incurring debt to finance any share repurchases.

ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

   The Fund has provisions in its Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company unless such company's charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the Articles of Incorporation of the Fund which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.

   Reference is made to the Articles of Incorporation of the Fund, on file with the Securities and Exchange Commission (the "SEC"), for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

   The Board of Directors has determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of the Fund and its shareholders generally.

POSSIBLE FUTURE CONVERSION TO OPEN-END INVESTMENT COMPANY

   If shares of the Fund's Common Stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in any year, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund's outstanding shares of Common Stock, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of its Common Stock. Also, each share of the Fund's Common Stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share and the Fund could be required to liquidate portfolio securities to meet requests for redemption. In addition, shares of the Fund would no longer be listed on the NYSE.

   As described above, the Fund may repurchase its shares in the open market from time to time. The Fund cannot predict whether any such repurchases would increase or decrease the discount from net asset value. To the extent that any such repurchase decreased the discount to below 10% during the measurement period, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open end investment company at the next annual meeting of shareholders.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

   The investment objective of the Fund is to seek total investment return comprised of current income and capital appreciation through investment principally in Convertible Securities (defined in "Convertible Securities" below) and use of certain other investment techniques. The Fund is designed primarily for long-term investment and not as a trading vehicle. There can be no assurance that the Fund's objective will be achieved.

   The Fund's investment objective and fundamental policies may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Prospectus, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

   The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in Convertible Securities. Securities obtained upon the conversion of convertible securities may be retained during periods when market conditions are unfavorable for their disposition. Securities received upon conversion also may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes during years in which such gains are accorded favorable tax treatment. For temporary periods of not greater than two months after conversion, such securities will be considered to be convertible securities for purposes of computing whether 65% of the Fund's total assets are invested in Convertible Securities. The Fund would convert a Convertible Security which it holds when necessary to permit orderly disposition of the investment when a Convertible Security reaches maturity or has been called for redemption. Conversion could also occur to facilitate a sale of the position or if the dividend rate on the underlying common stock increased above the yield on the Convertible Security.

   The remainder of the Fund's total assets may be invested in other securities, including nonconvertible equity and investment grade debt securities, options (as described below), securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("Government Securities"), repurchase agreements (as described below), and money market securities (as described below). Investment grade debt securities are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). Debt securities rated Baa by Moody's are considered medium grade obligations with speculative characteristics. Government Securities may be supported by any of the following: (1) the full faith and credit of the U.S. Government; (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government; (3) discretionary authority of the U.S. Government agency or instrumentality; or (4) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

   The Fund may invest in certain "hybrid securities" consisting of debt obligations with an investment return coupled to the performance of a common stock index, such as the Standard & Poor's 500 Composite Stock Price Index or the Standard & Poor's Pharmaceutical Index. Such hybrid securities are usually zero coupon obligations payable at maturity at the higher of (1) face value or
(2) face value multiplied by the value of the specified index at maturity and divided by a specified amount which may be 110% to 120% of the value of the index at the date of issue. These hybrid securities are purchased by the Fund only if the debt obligation is at least investment grade. In addition to the credit risk of the issuer, the investment is subject to loss of value in the event the index declines. The Fund does not intend to invest more than 5% of its total assets in such hybrid securities.

    In selecting Convertible Securities for the Fund, the following factors, among others, are considered by the Investment Adviser: (1) the Investment Adviser's own evaluations of the creditworthiness of the issuer of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers; and (8) whether the securities are rated by S&P and/or Moody's and, if so, the ratings assigned.

   When business or financial conditions warrant, the Fund may take a temporary defensive position by investing without limit in (1) Government Securities; (2) money market securities such as certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $5 billion and which are members of the Federal Deposit Insurance Corporation, and commercial paper rated Prime 1 by Moody's or A-l by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P; (3) other debt securities rated Aa or higher by Moody's or AA or higher by S&P; and (4) repurchase agreements as described below.

CONVERTIBLE SECURITIES

   A Convertible Security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

   A Convertible Security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the Convertible Security matures or is redeemed, converted or exchanged. Before conversion, Convertible Securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells above its value as a fixed income security.

   The value of a Convertible Security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).

   The investment value of a Convertible Security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the Convertible Security's investment value. The conversion value of a Convertible Security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the Convertible Security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the Convertible Security will be increasingly influenced by its conversion value. In addition, a Convertible Security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

   A Convertible Security may be subject to redemption at the option of the issuer at a price established in the Convertible Security's governing instrument. If a Convertible Security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. The Fund has from time to time acquired privately negotiated securities issued by a major brokerage firm and consisting of notes with detachable warrants to purchase shares of publicly-traded common stock. These investments are designed to permit the Fund to have an interest in common stocks of companies which are considered attractive by the Investment Adviser but which do not have outstanding Convertible Securities. The combination of notes and warrants produces investment characteristics similar to those of conventional convertible securities. These instruments are normally unsecured obligations, and thus subject to the credit risks of the issuing brokerage firm. In addition, they are normally unregistered securities subject to the risks described below under "Unregistered Convertible Securities." The Investment Adviser may acquire similar "synthetic" or "derivative" instruments or combinations of instruments that it believes possess properties comparable to those of standard convertible securities and are consistent with the Fund's objectives. In deciding whether and on what terms to acquire any such instruments, the Investment Adviser weighs the risks against the expected total returns and considers substantially the same factors described above with respect to the evaluation of convertible securities generally. Synthetic convertible securities are not included as Convertible Securities in determining whether 65% of the Fund's total assets are invested in Convertible Securities.

UNREGISTERED CONVERTIBLE SECURITIES

   The Fund may invest up to 15% of its total assets in illiquid unregistered Convertible Securities, and is not subject to any percentage limitation on investments in unregistered convertible securities which are determined to be liquid. Unregistered securities are securities that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Unregistered securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and in some cases might make disposition of such unregistered securities at the time desired by the Fund impossible. In those instances where the Fund determines to have unregistered securities held by it registered prior to sale and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of the securities would be reduced by the registration costs and underwriting discounts in the event of a public offering. When unregistered Convertible Securities are converted into common stock and the common stock is publicly traded (as is typically the case), such common stock normally may be resold beginning two years following the acquisition of the unregistered Convertible Securities, subject to the volume limitations and certain other conditions of Rule 144 under the Securities Act of 1933. Beginning three years after the acquisition of the unregistered Convertible Securities, the common stock received upon conversion ordinarily may be resold without restriction. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

   Rule 144A has been adopted by the SEC to provide a "safe harbor" for the resale of certain unregistered securities among qualified institutional investors without registration under the Securities Act of 1933. In its release announcing the adoption of Rule 144A, the SEC indicated that a principal purpose for the Rule is to achieve a more liquid and efficient resale market for unregistered securities. Unregistered securities eligible for resale pursuant to Rule 144A which the Board of Directors or the Investment Adviser has determined under Board-approved guidelines to be liquid are excluded from the 15% limitation on the Fund's investments in restricted and other illiquid securities. At December 31, 1996, 44.1% of the Fund's net assets were invested in restricted securities determined to be liquid and 3.0% of the Fund's net assets were invested in restricted securities considered to be illiquid.

RISKS OF LOWER-RATED SECURITIES

   Convertible Securities are generally not investment grade, that is, not rated within the four highest categories by S&P or Moody's. See Appendix A for a description of these ratings. To the extent that Convertible Securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities. The Fund will purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's, which ratings are considered by the rating agencies to be speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities rated BB or lower by S&P or Ba or lower by

Moody's are commonly referred to as "junk bonds." Decisions to purchase and sell these securities are based on the Investment Adviser's evaluation of their investment potential and risks and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, the Fund's performance may depend to a significant degree on the Investment Adviser's investment analysis, including its analysis of the equity characteristics of the underlying common stocks. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher grade securities. Judgment plays a greater role in valuing lower-rated debt securities than higher-rated securities for which more external sources of quotations and last-sale information are available because there is less reliable objective data available. If market quotations are not readily available for any of the Fund's lower-rated or other securities, such securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

   Prices of lower-rated fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, meet projected business goals and obtain additional financing. Where it deems it appropriate and in the best interests of the Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

   While credit ratings are only one factor the Investment Adviser reviews in evaluating lower-rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Investment Adviser continuously monitors the issuers of lower-rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Investment Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

   Convertible Securities in which the Fund invests include convertible debt instruments not producing immediate cash income, such as zero-coupon convertible securities, when their effective yield premiums or conversion privileges over comparable instruments producing cash income make these investments attractive. Prices of non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income accrued on such instruments is income for federal income tax purposes and thus required to be included in distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions which must be made from cash assets or by liquidation of portfolio securities).

   It is an operating policy of the Fund not to purchase Convertible Securities rated below B by both Moody's and S&P or non-rated securities considered by the Investment Adviser to be of comparable quality. In the event, however, that a rating of a Convertible Security owned by the Fund is lowered to C, Cl or D by S&P or to C by Moody's, such security may be retained and the Fund may add to its position. The issuers of securities so rated are financially troubled, in default or in bankruptcy or reorganization. Debt obligations of such companies usually sell at a deep discount from the face value of the instrument. Unless the company's financial condition improves, such securities may lose value or become worthless.

   As of December 31, 1996, the average percentage of the Fund's assets invested in fixed income securities (or preferred stocks) within the various rating categories (based on the S&P ratings if the securities are rated by S&P, otherwise based on Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:

AAA/Aaa.............................................  0.0%
AA/Aa...............................................  5.5%
A/A................................................. 16.3%
BBB/Baa............................................. 16.1%
BB/Ba............................................... 21.2%
B/B................................................. 36.5%
CCC/Caa.............................................  1.0%
CC/Ca...............................................    0%
D...................................................    0%
Nonrated............................................    0%
Common Stocks/Warrants..............................  1.2%
Cash and Equivalents................................  2.2%
   Total Net Assets.................................  100%

FOREIGN SECURITIES AND FOREIGN ISSUERS

   The Fund may invest in Eurodollar Convertible Securities. Eurodollar Convertible Securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the NYSE or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. Also, the Fund may invest up to 15% of its total assets, taken at market value, in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on the NYSE or American Stock Exchange. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies are not subject to as stringent accounting, auditing and financial reporting standards and requirements as those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

                              INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES

   The Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions and receive collateral in cash or Government Securities which is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund anticipates that all or substantially all securities loaned, if any, will be loaned to Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., which are affiliated with the Fund's custodian. The purpose of such loans, generally, is to permit the borrower to use such securities for delivery to purchasers when the borrower or its customers have entered into short sales. The total yield on the Fund's portfolio will be increased by loans of its portfolio securities because the Fund will receive fees for such loans. Such loans are terminable at any time. Voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment or loan, the Fund would call the loan in order to exercise voting rights. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities to a particular borrower, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

OTHER INVESTMENTS AND INVESTMENT PRACTICES

  The Fund may from time to time, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such common stocks. The Fund may from time to time make short sales of securities it owns or has a right to acquire through conversion or exchange of other securities it owns. The Fund may enter into forward commitments for the purchase of securities which may include purchases on a "when issued" or a "delayed delivery" basis. The Fund may enter into "repurchase agreements" pertaining to Government Securities with or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or United States national banks. The Fund may purchase stock index futures contracts in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. Additional information regarding such investments and investment practices and the risks related thereto is set forth in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Investment Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating the price of such transactions. Most transactions made by the Fund are with dealers acting as principals for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. Broker-dealers are selected for their professional capability and the overall value and quality of their execution services. The Investment Adviser is authorized to pay higher commissions to brokerage firms providing investment and research information if the Investment Adviser deems such commissions reasonable in relation to the overall services provided. The Investment Adviser may also use information received to manage the assets of other advisory accounts. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers.

PORTFOLIO TURNOVER

  The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." Greater portfolio activity increases the Fund's transaction costs, which may include brokerage commissions.

INVESTMENT RESTRICTIONS

  The Fund has adopted certain fundamental investment restrictions which, like its investment objectives, cannot be changed without approval by a majority (as defined in the Investment Company Act) vote of the fund's shareholders. These restrictions are listed in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

   A board of eight directors is responsible for overseeing the Fund's affairs. The Investment Adviser, which is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, selects "Investments for the Fund, provides administrative services and manages the Fund's business. The Investment Adviser is a wholly-owned subsidiary of the TCW Group, Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, have managed convertible securities portfolios for institutional investors since 1976. Robert A. Day, who is chairman of the TCW Group, Inc. may be deemed to be a control person of the Investment Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group, Inc.

PORTFOLIO MANAGEMENT

  Robert M. Hanisee and Kevin A. Hunter, Senior Vice Presidents of the Fund, have been primarily responsible for the day-to-day management of the Fund's entire portfolio since April, 1995 and were primarily responsible for the day-to-day management of approximately 50% of the Fund's assets since March, 1992. Each has served as an officer of the Investment Adviser for more than five years.

ADVISORY AGREEMENT

  Under the Investment Advisory Agreement dated February 17, 1987, the Fund pays the Investment Adviser a monthly fee computed on the total net assets of the Fund at 1/12 of the annualized rate of reimburses the Investment Adviser for the cost (up to $25,000 per year) of providing accounting services to the Fund. For the last fiscal year, advisory fees and accounting reimbursement equaled 0.60% of the Fund's average net assets.

  The Fund also pays for shareholder service agent fees, custodian fees, legal and audit fees, directors' fees, reports to shareholders and proxy statements, and all other expenses incurred in the operation of the Fund, except those assumed by the Investment Adviser. For the last fiscal year, the Fund's total operating expenses were 0.77% of average net assets.

                        DETERMINATION OF NET ASSET VALUE

   The Fund calculates and makes available for weekly publication the net asset value of its shares. Net asset value per share is determined by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less its liabilities (including accrued expenses), by the number of outstanding shares. Each listed security and each security traded on the National Association of Securities Dealers Automated Quotations National Market System is valued at the last sale price or the mean of the reported closing bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the latest available bid and asked prices. Securities for which quotations are not readily available, unregistered securities and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less are valued at amortized cost.

                   DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DISTRIBUTION POLICY

   Commencing with the distribution paid in July, 1988, the Fund's policy has been to make quarterly distributions of $0.21 per share to shareholders of record at the end of each calendar quarter. This distribution policy requires payments substantially in excess of the Fund's current net investment income. Only the portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital. A notice accompanies each quarterly distribution to identify the estimated source of the distribution. See "Taxation" for information concerning the federal income tax treatment of distributions by the Fund to its shareholders.

   For years in which the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Such sales, if they involve assets held for less than three months, could also adversely affect the Fund's status as a regulated investment company since, in order for the Fund to qualify as a regulated investment company, for each taxable year, less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of stocks or securities held for less than three months.

   After expiration or offset of the Fund's capital loss carryovers, described under "Taxation," the Fund's distributions for the third and/or fourth quarters of a calendar year may, but need not, include net long-term capital gains realized during the year. The Fund may retain for reinvestment and pay federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any, although the Fund reserves the authority to distribute such excess in any year. The Fund's distribution policy is subject to change and may be affected by future events, including changes in tax or legal requirements.

DIVIDEND REINVESTMENT PLAN

   Shareholders of record (other than brokers or nominees of banks and other financial institutions) are eligible to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and any payment out of the Fund's net realized capital gains for the year and paid-in capital distributed to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). The Bank of New York (the "Agent"), Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774 acts as agent for participants under the Plan.

   A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. The Federal income tax consequences of participating in the Plan are described below under "Taxation."

   Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the Plan, from time to time to satisfy dividend rein vestments under the Plan. Such purchases by the Agent may be made when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the NYSE on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

   Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the net asset value, participants will receive distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

   In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

                                    TAXATION

GENERAL

   The Fund has qualified, and intends to qualify, each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (2) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months ("Three-Month Gain Rule"); and (3) distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, Government Securities, and the securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of its total assets is invested in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or business (the "Asset Diversification Test").

   The foregoing requirements of the Code may limit the Fund's ability to write call options, to acquire put options on stocks, to effect short sales, to sell securities subject to a forward commitment prior to the settlement date and to purchase stock index futures contracts.

   As a regulated investment company, the Fund is not subject to Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to its shareholders. The Fund intends to distribute annually to its shareholders all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain net income. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

   Distributions of investment company taxable income generally are taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock.

   A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In the event a distribution constitutes a return of capital, a shareholder reduces the tax cost basis for his stock by the amount of the nontaxable distribution. If such distribution exceeds the shareholder's tax cost basis, the excess is treated as a capital gain.

   The Fund sends written statements and notices to shareholders regarding the tax status of all dividends and distributions made during each calendar year.

   Net realized capital gains during any year are a part of current earnings and profits, even if there are capital loss carryovers from prior years. So long as the Fund has unexpired capital loss carryovers, the portion of any distributions to shareholders in excess of the Fund's net investment income, but not in excess of the Fund's net realized capital gains for the year, is deemed to be paid from the current year's earnings and profits, and thus is taxable to shareholders as additional dividend income, and any remainder is treated as a return of capital. See "Distributions; Dividend Reinvestment Plan" for a discussion of the Fund's current distribution policy.

   To the extent the Fund is able to realize capital losses in any year to offset that year's realized capital gains, thereby minimizing or eliminating the portion of distributions on the Common Stock which is taxable as additional dividend income to shareholders, the Fund will not be able to utilize its capital loss carryovers. In addition, the capital loss carryovers will be of benefit to the Fund only to the extent that in any year net realized capital gains exceed total distributions to shareholders over and above distributions paid out of net investment income.

   Shareholders who reinvest either distributions of investment company taxable income or capital gain distributions in additional shares of the Fund's stock will be treated as receiving distributions of an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution will equal the cash distribution that would have been paid. In either event, the cost basis in the shares received will equal the amount recognized as a taxable distribution.

   A portion of the distributions of investment company taxable income paid by the Fund is eligible for the 70% dividends received deduction allowed to certain corporations. The eligible portion generally equals the proportion that dividends from U.S. corporations bear to the Fund's gross income, provided that the Fund designates such proportion as being eligible for the deduction in the statement provided annually to shareholders. However, a dividend received by the Fund is not treated as an "eligible dividend" if (1) it has been received with respect to any share of stock that the Fund has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend); or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends received deduction is not available for capital gain dividends. The Fund sends written notice to shareholders regarding the tax status of all distributions made during each calendar year.

DISQUALIFICATION AS A REGULATED INVESTMENT COMPANY

   If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

BACKUP WITHHOLDING

   The Fund generally will be required to withhold tax at the rate of 31 % with respect to distributions of investment company taxable income and capital gain distributions payable to a non corporate shareholder if the shareholder fails to provide a correct taxpayer identification number or is otherwise subject to backup withholding.

FOREIGN WITHHOLDING TAXES

   To the extent that the Fund invests in Eurodollar Convertible Securities, dividends and interest received by the Fund on such securities may be subject to foreign withholding taxes. The Fund will be entitled to claim a deduction for such foreign withholding taxes for U.S. Federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholders.

OTHER TAXATION

   Distributions to shareholders who are nonresident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

   The foregoing is only a brief summary of the Federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes. Investors should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

  The custodian of the assets of the Fund is Custodial Trust Company, 28 West State Street, Trenton, New Jersey 08608. Rules adopted under the Investment Company Act of 1940 permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to these rules, any foreign securities in the Fund's portfolio may be held by foreign sub-custodians and securities depositories approved by the directors of the Fund in accordance with the regulations of the SEC.

  The transfer agent, dividend disbursing agent and registrar for the Fund's shares is The Bank of New York, Church Street Station, New York, New York.

                                    AUDITORS

  Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California
90017, independent auditors, has performed annual audits of the Fund's financial statements since 1987.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for the Fund by O'Melveny & Myers, LLP, Los Angeles, California. A Director of the Company is of counsel to, and a retired partner of that firm. O'Melveny & Myers also provides legal services to The TCW Group, Inc. and its subsidiaries, including the Investment Adviser. A former partner of the firm is a member of the Board of Directors of The TCW Group, Inc. and Trust Company of the West.

REPORTS TO SHAREHOLDERS

   The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                                    EXPERTS

   The Statement of Assets and Liabilities of the Fund, including the Schedule of Investments as of December 31, 1996, and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for the years ended December 31, 1995 and December 31, 1996 and the Financial Highlights for the period March 5, 1987 (commencement) to December 31, 1987 and the years ended thereafter included or incorporated by reference herein, have been audited by Deloitte and Touche LLP, independent auditors, as indicated in their report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                              FURTHER INFORMATION

   This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act and the Act, with respect to the Fund's Shares offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

   Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                             DESCRIPTION OF RATINGS
                                    APPENDIX

   Description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.

MOODY'S:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

AAA--Debt rated AAA has the higher rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest any repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest repayment of principal. In the event of adverse business financial, or economic conditions, it is not likely to have capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

   Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks the relative quality distinctions are comparable to those described above for corporate bonds.

       No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the Offer made by this Prospectus, and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Fee Table...............................................................  3
Prospectus Summary......................................................  4
Financial Highlights....................................................  8
The Offer...............................................................  9
Special Considerations and Risk Factors................................. 17
Use of Proceeds......................................................... 18
Description of Common Stock............................................. 18
Investment Objective and Policies....................................... 21
Investment Practices.................................................... 27
Management of the Fund.................................................. 29
Determination of Net Asset Value........................................ 30
Distributions; Dividend Reinvestment Plan............................... 30
Taxation................................................................ 32
Custodian, Transfer Agent, Dividend-Paying
 Agent and Registrar.................................................... 35
Auditors................................................................ 35
Legal Matters........................................................... 35
Reports to Shareholders................................................. 36
Experts................................................................. 36
Further Information..................................................... 36
Appendix A..............................................................A-l

                              6,378,850 Shares of
                           Common Stock Issuable Upon
                        Exercise of Rights to Subscribe
                        For Such Shares of Common Stock

                           TCW Convertible Securities
                                   Fund, Inc.



                              P R O S P E C T U S



                            _________________, 1997

                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                     TCW CONVERTIBLE SECURITIES FUND, INC.
                                __________, 1997


This Statement of Additional Information is not a Prospectus but contains information in additional to that set forth in the Prospectus dated __________ 1997 and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Investment Policies...................................................... B-2
      Options............................................................ B-2
      Short Sales Against the Box........................................ B-3
      Forward Commitments................................................ B-4
      Repurchase Agreements.............................................. B-4
      Stock Index Futures................................................ B-5

Investment Restrictions.................................................. B-7

Management of the Fund................................................... B-8
      Directors and Officers............................................. B-8

Investment Advisory and Other Services................................... B-12
      Investment Adviser................................................. B-12
      Investment Advisory Management Agreement........................... B-12
      Fees and Expenses.................................................. B-13

Portfolio Transactions and Brokerage..................................... B-14
      General............................................................ B-14
      Portfolio Turnover................................................. B-15

Taxation - Futures and Hedging Transactions.............................. B-16

Principal Shareholders of the Fund....................................... B-17

Financial Statements..................................................... B-18

                              INVESTMENT POLICIES

     The following supplements information set forth under the captions "Investment Objectives and Policies" and "Investment Practices" in the Prospectus. Readers must also refer to the Prospectus.

OPTIONS

   The Fund may from time to time, and to the extent described below, (1) write
(sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such common stocks. The Fund may also enter transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may utilize option strategies. See "Taxation."

   Many currently traded Convertible Securities are convertible into common stocks against which listed call options may be written. A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may only write "covered" call options, that is, options on common stock that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on up to 25% of its total assets, taken at market value, determined as of the date the options are written.

   The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the common stocks or Convertible Securities held in its portfolio. If, for example, the market price of a common stock underlying a Convertible Security held by the Fund declines and the Convertible Security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the Convertible Security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

   In addition to writing covered call options, the Fund may invest up to 2% of its total assets, taken at market value, determined as of the date the options are written, in the purchase of put options on common stock that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

   The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The authority to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

SHORT SALES AGAINST THE BOX

   The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

   To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. However, the Fund will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause the Fund to violate the Three-Month Gain Rule. See "Taxation."

   The Fund may make a short sale in order to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns Convertible Securities, changes in the investment values or conversion premiums. Additionally, the Fund may use short sales when it is determined that a Convertible Security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the Convertible Security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

FORWARD COMMITMENTS

   The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, frequently a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. However, the Fund will not make such a sale if it would cause the Fund to violate the Three-Month Gain Rule. See "Taxation." Securities issued in connection with mergers, corporate reorganizations or debt restructuring may involve special risks arising from greater use of leverage in the capital structure of issuers. Such securities will not be purchased by the Fund, however, unless they satisfy the investment criteria described above. See "Investment Objective and Policies - General."

   Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrue to the Fund prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value, each day, of the security purchased in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

   The Fund maintains a segregated account (which will be marked to market daily) of cash or liquid portfolio securities (which may have maturities that are longer than the term of the forward commitment) with the Fund's custodian in an aggregate amount equal to the amount of its forward commitments as long as the obligation to purchase continues. In entering into forward commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase opportunity that could be more advantageous than alternative opportunities at the time of the failure.

REPURCHASE AGREEMENTS

   The Fund may enter into "repurchase agreements" pertaining to Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date.

The resale price is greater than the purchase price, reflecting an agreed upon market rate of return which is effective for the period of time the Fund's money is invested in the repurchase agreement and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to earn interest on temporarily available cash. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements maturing in more than seven days. The Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the other party, in determining whether to cause the Fund to enter into a repurchase agreement.

STOCK INDEX FUTURES

   The Fund may purchase stock index futures contracts ("futures") in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. Such purchases would be made when the Investment Adviser anticipates that the purchase of stock index futures with a portion of its assets is desirable as a temporary substitute for being fully invested in Convertible Securities. The Fund will not engage in futures transactions for purposes of speculation. Thus, the Fund would not purchase stock index futures contracts with aggregate settlement prices in excess of the value of the cash, U.S. government securities and other liquid portfolio securities held by the Fund. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may purchase futures contracts. See "Taxation."

   A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 Composite Stock Price Index), and the stock index fluctuates with changes in the market value of such stocks. When the Fund buys a future, it agrees to pay or receive an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading date of the future and the price at which the future is purchased. No physical delivery of the stocks included in the index underlying the future is made. As it purchases Convertible Securities, the Fund may close out a future before its settlement date by effecting an offsetting transaction. A futures purchase is closed out by effecting a sale of a futures contract of the same type with the same settlement date. If the offsetting sales price exceeds the purchase price, the Fund realizes a gain, whereas if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

   In purchasing stock index futures contracts the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations allow unlimited use of futures for "bona tide hedging" purposes, as defined in CFTC regulations, and limit the aggregate initial margin on non-hedging futures to 5% of the fair market value of the Fund's total assets. The extent to which the Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxation."

   The risk of loss in trading futures contracts in speculative strategies can be substantial. Because the futures portfolio strategies of the Fund are engaged in only for hedging purposes, however, the Investment Adviser does not believe that the Fund is subject to the same degree of risk sometimes associated with futures transactions. Nevertheless, utilization of futures transactions by the Fund does involve certain risk.

   There can be no assurance that hedging transactions will be successful, as they will depend upon the Investment Adviser's ability to predict changes in general stock market conditions and the future direction of stock prices and interest rates. There is imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the Convertible Securities that the Fund intends to purchase. To compensate for the imperfect correlation of movements of prices of a stock index future and the Convertible Securities being hedged, the Fund will purchase stock index futures contracts in a lesser dollar amount than the dollar amount of the Convertible Securities that the Fund intends to purchase because the historical volatility of the price of Convertible Securities is less than the historical volatility of the stock index. Nevertheless, the price of the stock index future may move less than the price of the Convertible Securities that are subject to the anticipatory hedge resulting in the hedge not being fully effective or the value of futures contracts may decline while the value of the Convertible Securities that the Fund intends to purchase may increase. The latter situation may occur if both stock market prices and interest rates decline during the period the Fund owns stock index futures. The price of stock index futures may not correlate perfectly with movement in the stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of such price distortion in the futures markets and because of the imperfect correlation between movements in the stock index futures, a correct forecast of general market trends by the Investment Adviser may not result in a fully successful hedging transaction over a short time frame. Thus if the Investment Adviser's predictions are incorrect, the Fund would have been better off if no hedge had been made. Hedging transactions through the use of stock index futures requires skills different from those needed to select portfolio securities. The Fund has not invested in stock index futures during the past five years.

   Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

   The settlement procedure in connection with the Fund's entry into a futures transaction requires the deposit of cash or Government Securities, constituting initial margin, in a special segregated account with the Fund's Custodian in the name and for the benefit of the Fund's futures commission merchant ("FCM"). Subsequent payments, called maintenance margin, are made to and from the FCM (a process known as "marking to market") on a daily basis as the value of the long and short positions in the futures contract fluctuates.

   The Fund, on a daily basis, will monitor amounts of maintenance margin due to it and will promptly demand payment and transfer those amounts from its FCM to its custodian (for the general or segregated custodial account, as appropriate).

   Initial margin held by the custodian will continue to be regarded as the Fund's assets, unless and until such amounts are owed to such FCM. In the event of insolvency of an FCM, amounts held by the custodian in the segregated account for the benefit of the FCM and by the FCM for the benefit of the Fund may become subject to Federal bankruptcy laws and bankruptcy regulations of the CFTC, which provide for pro rata distribution to customers of the FCM of all customer property.

INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the investment percentage limitations set forth below and other percentage limitations set forth in this Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

    The Fund will not:

    1. Purchase the securities of any issuer (other than the Government Securities), if immediately thereafter the Fund with respect to 75% of its total assets would (a) have more than 5% of its total assets invested in the securities of such issuer, or (b) own more than 10% of the outstanding voting securities of such issuer.

    2. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in Government Securities.

    3. Make loans of money to other persons (except the Fund may invest in repurchase agreements and in unregistered Convertible Securities as provided in
(11) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed Convertible Securities and other debt securities and investment in Government Securities, short-term commercial paper, certificates of deposit, and bankers' acceptances shall not be deemed to be the making of a loan; and provided further that the Fund may lend portfolio securities representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions if it receives collateral in cash or Government Securities required to be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

    4. Engage in underwriting of securities of other issuers, except that portfolio securities, including unregistered securities, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

    5. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency purposes or for the purpose of financing repurchase of its shares. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

    6. Purchase or sell commodities or commodity contracts, including futures contracts or options on futures contracts in a contract market or other futures market, except that the Fund may purchase stock index futures contracts as described under "Investment Objective and Policies- Stock Index Futures."

    7. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    8. Purchase securities on margin, except for short-term credits as may be necessary for the clearance of transactions.

    9. Make short sales of securities or maintain a short position except as described under "Investment Objective and Policies--Short Sales Against the Box."

   10. Purchase or sell (write) call options except as described under "Investment Objective and Policies--Options."

    11. Invest more than 15% of its total assets taken at market value, in unregistered Convertible Securities, including any unregistered common stock acquired upon conversion or exchange of unregistered Convertible Securities, excluding, however, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors, or the Fund's Investment Adviser has determined under Board-approved guidelines, are liquid.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   A board of eight directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Ernest O. Ellison, Chairman, Norman Barker, Jr. and Coleman W. Morton, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, their business addresses and their principal occupations for the last five years are set forth below.

                                                                             PRINCIPAL OCCUPATION DURING
       NAME AND ADDRESS                   OFFICE                                     PAST 5 YEARS
       ----------------                   ------                                     ------------
Ernest O. Ellison*...............     President and Director               Vice Chairman of the Board and Chief
 865 S. Figueroa Street                                                    Investment Officer, The TCW Group, Inc.
 Los Angeles, CA 90017                                                     (formerly TCW Management Company) and
                                                                           Trust Company of the West.  For more than 10
                                                                           years prior to May 1992, Mr. Ellison served in
                                                                           various executive positions with the Fund's
                                                                           Adviser and its affiliates.

Norman Barker, Jr................     Director                             Former Chairman of the Board, First Interstate
 707 Wilshire Blvd                                                         Bank of California and former Vice Chairman
 Los Angeles, CA 90017                                                     of the Board, First Interstate Bancorp; Director,
                                                                           American Health Properties, Inc., ICN
                                                                           Pharmaceuticals, Inc., Pacific American Income
                                                                           Shares, Inc. and TCW Galileo Funds, Inc.;
                                                                           Chairman of the Board, Fidelity Federal Bank

Richard W. Call..................     Director                             President, The Seaver Institute (a private
 800 Wilshire Blvd.                                                        foundation); Director, TCW Galileo Funds, Inc.
 Los Angeles, CA 90017

Edmund W. Clarke.................     Director                             Retired; formerly Chief Investment Officer,
 865 S. Figueroa St.                                                       Transamerica Investment Services.
 Los Angeles, CA 90017

Coleman W. Morton................     Director                             Private investor; formerly Member of the
 865 S. Figueroa St.                                                       Advisory Board and President and Director,
 Los Angeles, CA 90017                                                     The Investment Company of America

Charles A. Parker................     Director                             Formerly, Executive Vice President and
 865 S. Figueroa St.                                                       Director, The Continental Corporation;
 Los Angeles, CA 90017                                                     formerly Chairman and Chief Executive Officer,
                                                                           Continental Asset Management Corporation;
                                                                           Director, Underwriters Reinsurance Co.

Lawrence J. Sheehan*.............     Director                             Of Counsel to, and Partner (1968 to 1994)
 1999 Avenue of the Stars                                                  of the law firm of O'Melveny & Myers, legal
 Suite 700                                                                 counsel to the Fund and the Investment
 Los Angeles, CA 90067                                                     Adviser; Director, Source Capital, Inc. FPA
                                                                           Capital Fund, Inc., FPA New Income Fund, Inc.
                                                                           and FPA Perennial Fund, Inc.

Robert G. Sims*                       Director                             Private Investor; Director, The TCW Group,
 865 S. Figueroa St.                                                       Inc.; formerly Director, Daily Systems, Inc.
 Los Angeles, CA 90017                                                     (Computer Aided Engineering Systems).

* Directors who are or may be deemed to be "interested persons" of the Fund as defined in the 1940 Act. Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., the parent corporation of the Investment Adviser. Mr. Sims is a director of the Fund and is a shareholder of and has served as a director of the parent corporation during the past two years. Mr. Sheehan is Of Counsel to, and a former partner of, legal counsel to the Fund and the Investment Adviser.

   The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 1996.


                                             AGGREGATE COMPENSATION
           NAME OF INDEPENDENT DIRECTORS         FROM THE FUND
           -----------------------------         -------------
           Norman Barker, Jr................       $12,000
           Richard W. Call..................        12,000
           Edmund W. Clarke.................        10,500
           Coleman W. Morton................        10,500
           Charles A. Parker................        10,500

     The following table illustrates the compensation paid to fund's Independent Directors for the calendar year ended December 31, 1996 by the TCW Galileo Funds, Inc. in the case of Messrs. Barker and Call, as well as from the Fund. The TCW Galileo Funds, Inc. is included solely because the Fund's Investment Adviser also serves as its adviser.

                                                         TOTAL CASH
                                                        COMPENSATION
                                                          FROM THE
                                    FOR SERVICE AS       TCW GALILEO
                               DIRECTOR AND COMMITTEE    FUNDS, INC.
NAME OF INDEPENDENT DIRECTOR      MEMBER OF THE FUND     AND THE FUND
----------------------------      ------------------     ------------
   Norman Barker, Jr.                  $12,000              $51,000
   Richard W. Call                      12,000               51,000

The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc. the parent corporation of the Investment Adviser.

                                                                             PRINCIPAL OCCUPATION DURING
       NAME AND ADDRESS                   OFFICE                                     PAST 5 YEARS
       ----------------                   ------                                     ------------
Thomas E. Larkin, Jr.............        Vice Chairman                     Vice Chairman, TCW Asset Management
                                                                           Company; President and Director, Trust
                                                                           Company of the West; Chairman, TCW Funds
                                                                           Management, Inc.; Executive Vice President,
                                                                           TCW Group, Inc.; President and Director, TCW
                                                                           Galileo Funds, Inc.; President and Trustee,
                                                                           TCW/DW Funds

Ronald E. Robison................         Senior Vice                      Managing Director, TCW Asset Management
                                      President and Chief                  Company, Trust Company of the West and
                                       Operating Officer                   TCW Funds Management, Inc.; Chief Operating
                                                                           Officer, TCW Funds Management, Inc.

Robert M. Hanisee................         Senior Vice                      Managing Director and Co-Director of
                                           President                       Research, TCW Asset Management Company
                                                                           and Trust Company of the West; Managing
                                                                           Director, TCW Funds Management, Inc.
                                                                           (1990-present); formerly, President,
                                                                           Seidler Amdec Securities, Inc.

Kevin A. Hunter..................         Senior Vice                      Managing Director, TCW Asset Management
                                           President                       Company, Trust Company of the West and
                                                                           TCW Funds Management, Inc.

Michael E. Cahill................     General Counsel and                  Managing Director, General Counsel and
                                      Assistant Secretary                  Secretary, TCW Asset Management Company, Trust
                                                                           Company of the West, TCW Funds Management, Inc.
                                                                           and The TCW Group, Inc.; Director, TCW Asset
                                                                           Management Company; Former Senior Vice
                                                                           President and General Counsel, Act III Communications

Philip K. Holl...................          Secretary                       Vice President, Associate General Counsel and
                                                                           Assistant Secretary, Trust Company of the West, TCW Asset
                                                                           Management Company and TCW Funds Management, Inc.;
                                                                           Secretary, TCW Galileo Funds, Inc.; Former Vice
                                                                           President/Legal Affairs, the Reserve Group of Mutual
                                                                           funds prior to June, 1994.

Hilary G.D. Lord...................   Assistant Secretary                  Managing Director, Chief Compliance
                                                                           Officer and Assistant Secretary, Trust Company
                                                                           of the West, TCW Asset Management Company, and
                                                                           TCW Funds Management, Inc.; Senior Vice President
                                                                           and Assistant Secretary, TCW Galileo Funds, Inc.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

   The Investment Adviser also serves as investment adviser to a number of investment compares registered under the 1940 Act and to foreign investment companies. The registered investment companies to which the Investment Adviser provides investment advisory services: TCW Galileo Funds, Inc. (including the following portfolios: TCW Galileo Convertible Securities Fund; TCW Galileo Core Equity Fund; TCW Small Cap Growth Fund; TCW Mid-Cap Growth Fund; TCW Galileo Earnings Momentum Fund; TCW Core Fixed Income Fund; TCW Galileo High Yield Bond Fund; TCW Galileo Money Market Fund; TCW Galileo Asia Pacific Equity Fund; TCW Galileo Emerging Markets Fund; TCW Galileo Latin America Growth Fund; TCW Galileo Long-Term Mortgage Backed Securities Fund and TCW Galileo Mortgage Backed Securities Fund); TCW/DW Core Equity Fund; TCW/DW Small Cap Growth Fund; TCW/DW Mid-Cap Equity Trust; TCW/DW Total Return Trust; TCW/DW Income and Growth Fund; TCW/DW Balanced Fund; TCW/DW Global Telecom Trust; TCW/DW Strategic Income Trust; TCW/DW Latin American Growth Fund; TCW/DW Emerging Markets Opportunities Trust; TCW/DW North American Government Income Trust; TCW/DW Term Trust 2000; TCW/DW Term Trust 2002; TCW/DW Term Trust 2003; Endeavor Series Trust (Money Market Portfolio and Asset Allocation Portfolio); The Sierra Trust Fund (Corporate Income Fund); The Sierra Variable Trust (Corporate Income Fund); and The Enterprise Group of Funds, Inc.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

   The Fund and the Investment Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") which was last approved by the shareholders of the Fund on May 22, 1996 and by the Board of Directors of the Fund, including a majority of the directors who were not interested persons of the Fund, at a meeting of the Board of Directors held on February 21, 1996. The Fund has retained the Investment Adviser to manage the investment of the Fund's assets, to place orders for the purchase and sale of the Funds portfolio securities and to administer day-to-day operations, subject to control by the Board of Directors of the Fund. The Investment Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective and policies.

       The Investment Adviser furnishes to the Fund office space at such place as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent or custodian) and arranges for officers or employees of Investment Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund if desired and reasonably required by the Fund.

   The Advisory Agreement may be continued from year to year if such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (2) the vote of a majority of the directors who are not "interested persons of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or on 90 days' written notice by the Investment Adviser. The Advisory Agreement terminates automatically in the event of assignment.

FEES AND EXPENSES

   As compensation for services rendered, facilities provided and expenses borne, the Investment Adviser is paid a monthly fee computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average net assets, and .50% of the Fund's average net assets in excess of $100,000,000. Average net assets are determined by taking the average of the weekly determinations of net asset value for each week which ends during the month. In addition the Fund reimburses the Investment Adviser for the costs (up to a maximum of $25,000 per year) of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its weekly net asset value, and preparing its financial statements. For the years ended December 1994, 1995 and 1996, the Investment Adviser received advisory fees of $1,538,821, $1,523,587 and $1,625,243, respectively. For each of those same years, the Investment Adviser received reimbursement for accounting services of $25,000.

   Except for expenses specifically assumed by the Investment Adviser under the Advisory Agreement, the Fund bears all expenses incurred in its operations. Such Fund expenses include the fee of the Investment Adviser; compensation and expenses of directors of the Fund who are not affiliated persons of the Investment Adviser as defined in the 1940 Act; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage commissions and securities transaction costs incurred by the Fund; taxes and corporate fees; legal fees incurred in connection with the affairs of the Fund; the fees of any trade association of which the Fund is a member; the cost of stock certificates representing shares of the Fund; the organizational and offering expenses of the Fund, whether or not advanced by the Investment Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance maintained by the Fund; interest and taxes; and any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL

   Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the placement of the Fund's portfolio transactions and the allocation of the brokerage. Total brokerage commissions paid by the Fund during 1994, 1995 and 1996 were $112,795, $68,051 and $95,728, respectively. During the fiscal year ended December 31, 1996, $18,051 in brokerage commissions were paid on transactions with the value of $6,731,106 to brokers selected primarily on the basis of research and other services provided to the Investment Adviser and affiliated companies.

   In selecting broker-dealers the Investment Adviser seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Investment Adviser to effect orderly sales for clients. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Investment Adviser may effect transactions which cause the client to pay a commission in excess of a commission which another broker-dealer would have charged if the Investment Adviser first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

   Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of said transactions.

   Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

   The Investment Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Investment Adviser believes are useful.

   The Directors of Research for the Investment Adviser, after close consultation with senior management, portfolio managers and research analysts have the responsibility for determining those broker-dealers with whom business should be placed. The Directors evaluate such broker-dealers to consider any additions or deletions to the list of monitored and consulting analysts. Allocation guidelines are established to provide direction to the Trading Department. Additional allocations also may be authorized for specific broker dealers depending upon the timeliness and accuracy of their research input. The head of the Equity Trading Department, with the approval of senior management, determines the commission rates paid to broker dealers. The Investment Adviser follows client directions on placing transactions with specific broker-dealers to some extent and such transactions may be effected at rates or terms specified or approved by the client.

   Sometimes the Investment Adviser receives products or services which are used for both research services and other purposes, such as corporate administration or marketing. The Investment Adviser makes a good faith effort to determine the relative proportions of such products or services which may be attributed to research services. The portion attributable to research services may be paid through client brokerage commissions and the non-research services portion will be paid in cash by the Investment Adviser.

   Research services furnished by broker-dealers may be used in services for any or all of the clients of the Investment Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

   Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

   When the Fund and one or more of the other advisory accounts managed by the Investment Adviser or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

PORTFOLIO TURNOVER

   The Fund does not engage in substantial short-term trading. The Fund's portfolio turnover rates (the lesser of the value of securities purchased or securities sold, divided by the average value of securities owned during the year) for the years ended December 31, 1994, 1995 and 1996, were 110.04%, 108.98% and 125.72%, respectively. For purposes of this calculation, securities, including options, with a maturity or expiration date at the time of purchase of one year or less are excluded.

The annual turnover rate may vary greatly from year to year and may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs for example, if all the Fund's portfolio securities are replaced during one year. Such high portfolio activity (over 100% turnover rate) increases the Fund's transaction costs, including brokerage commissions.

                                    TAXATION

FUTURES AND HEDGING TRANSACTIONS

    The stock index futures contracts which the Fund may purchase are "section 1256 contracts" under the Code. With respect to section 1256 contracts closed out by the Fund, any realized gain or loss will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "60/40 gain or loss"). Open section 1256 contracts held by the Fund on December 31 of any tax year will be required to be treated as sold at market value on such day for Federal income tax purposes (i.e, "marked-to-market"). Gain or loss recognized under this marked-to-market rule is 60/40 gain or loss.

    The short sale of, or the acquisition of a put option on, (1) stock or securities held by the Fund or (2) stock or securities which are "substantially identical" to stock or securities held by the Fund, may reduce the holding period of such stock or securities for purposes of determining short-term and long-term gains and losses and for purposes of the Three-Month Gain Rule. Where preferred stock or bonds are convertible into common stock of the same corporation, the relative values, price changes and other circumstances may be such as to cause the bonds or preferred stock and the common stock to be treated as "substantially identical" for this purpose. Short sales and purchases of put options may increase the amount of short-term capital gain realized by the Fund which is taxable as ordinary income when distributed to shareholders.

    Certain of the hedging transactions undertaken by the Fund (i.e., the writing of covered call options, the acquisition of put options on its stocks and short sales) may constitute "straddles" for Federal income tax purposes. The Code generally provides with respect to straddles (1) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in a straddle to the extent of unrealized gains in the offsetting position, (2) "wash sale" rules which may postpone recognition for tax purposes of losses when a position forming part of a straddle is sold and a new offsetting position is acquired within a prescribed period, and (3) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of certain hedging transactions to the Fund are not entirely clear. Straddle transactions may increase the amount of short-term capital gain realized by the Fund which is taxable as ordinary income when distributed to shareholders.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that does not engage in such hedging transactions.

    The extent to which the Fund may engage in short sales against the box and transactions in options and stock index futures contracts may be limited by the Three-Month Gain Rule and the Asset Diversification Test.

                       PRINCIPAL SHAREHOLDERS OF THE FUND

   On December 31, 1996, Cede & Co., Box 20, Bowling Green Station, New York, New York 10004, held 27,477,665 shares (86.15%) of the Fund as nominee for the beneficial owners.

   On December 31, 1996, all officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of common stock.

                              FINANCIAL STATEMENTS


                                     INDEX

Schedule of Investments as of December 31, 1996                  B-19

Statement of Assets and Liabilities as of December 31, 1996      B-23

Statement of Operations for Year Ended December 31, 1996         B-24

Statement of Changes in Net Assets for Years Ended
   December 31, 1995 and December 31, 1996                       B-25

Notes to Financial Statements                                    B-26

Financial Highlights                                             B-31

Independent Auditors' Report                                     B-32

-------------------------------------------------------------------------------

[LOGO     TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]   Schedule of Investments
          December 31, 1996

-------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                            Value
 ---------                                                           -----
            CONSUMER STAPLES (48.9% OF NET ASSETS)
            DRUGS AND HOSPITAL SUPPLY (4.2%)
 $2,895,000 Alza Corp., 5%, due 05/01/06.......................   $ 2,837,100
 $5,545,000 Sandoz Capital BVI, Ltd., (Switzerland), 2%, due
             10/06/02..........................................     5,981,669*
 $2,405,000 Sepracor, Inc., 7%, due 12/01/02...................     2,519,238*
                                                                  -----------
              Total Drugs and Hospital Supply..................    11,338,007
                                                                  -----------
            ENTERTAINMENT, LEISURE AND MEDIA (8.7%)
     52,500 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred.............................     2,979,375*
 $  305,000 Imax Corp., (Canada), 5.75%, due 04/01/03..........       279,075
 $2,300,000 Imax Corp., (Canada), 5.75%, due 04/01/03..........     2,101,625*
 $2,140,000 International Cabletel, Inc. (United Kingdom), 7%,
             due 06/15/08......................................     1,958,100
    133,700 Merrill Lynch & Company, Inc., Exchangeable Cox
             Communications, Inc., $1.3725 Convertible
             Preferred.........................................     2,974,825
 $5,800,000 News America Holdings, Exchangeable News Corp.
             (Australia), 0%, due 03/11/13.....................     2,733,250**
 $3,610,000 Scholastic Corp., 5%, due 08/15/05.................     3,853,675*
     39,200 SFX Broadcasting, Inc., $3.25 Convertible
             Preferred.........................................     1,715,000*
     54,100 TCI Pacific Communications, Inc., $5.00 Convertible
             Preferred.........................................     4,950,150
                                                                  -----------
              Total Entertainment, Leisure and Media...........    23,545,075
                                                                  -----------

  Number of
  Shares or
  Principal
   Amount                                                          Value
  ---------                                                        -----
             FOODS, HOTELS AND BEVERAGES (3.3%)
 $10,775,000 Boston Chicken Inc., 0%, due 06/01/15...........   $ 3,299,844**
      54,000 Host Marriott Financial Trust, $3.375
              Convertible Preferred..........................     2,889,000*
 $ 4,995,000 Marriott Corp., 0%, due 03/25/11................     2,790,956* **
                                                                -----------
               Total Foods, Hotels and Restaurants...........     8,979,800
                                                                -----------
             HEALTHCARE (14.4%)
      74,200 Aetna, Inc., $4.75 Convertible Preferred........     5,889,625
 $ 1,345,000 ARV Assisted Living, Inc., 6.75%, due 04/01/06..     1,230,675*
 $   540,000 Assisted Living Concepts, Inc., 7%, due
              07/31/05.......................................       587,250*
 $ 2,500,000 Completed Management, Inc., 8%, due 08/15/03....     2,625,000
 $ 1,195,000 Emeritus Corp., 6.25%, due 01/01/06.............       970,937*
 $ 3,820,000 Morgan Stanley Group, Inc., Exchangeable Johnson
              & Johnson, 2%, due 03/29/02....................     3,777,025
 $ 2,710,000 OccuSystems Inc., 6%, due 12/15/01..............     3,008,100*
 $ 3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03............     2,759,738*
 $ 2,880,000 Physician Resource, 6%, due 12/01/01............     2,822,400*
 $ 2,750,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.......................................     2,880,625*
 $ 1,880,000 Renal Treatment Centers, Inc., 5.625%, due
              07/15/06.......................................     1,802,450*
 $ 2,720,000 Sterling House Corp., 6.75%, due 06/30/06.......     1,972,000*
 $ 5,010,000 Tenet Healthcare Corp., Exchangeable Vencor,
              Inc., 6%, due 12/01/05.........................     5,276,783
 $   815,000 Vivra, Inc., 5%, due 07/01/01...................       804,813
 $ 2,685,000 Vivra, Inc., 5%, due 07/01/01...................     2,648,081*
                                                                -----------
               Total Healthcare..............................    39,055,502
                                                                -----------

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            RETAIL (8.5%)
 $2,600,000 Charming Shoppes, Inc., 7.5%, due 07/15/06..........  $  2,512,250
 $2,475,000 Federated Department Stores, Inc., 5%, due 10/01/03.     2,880,281
 $4,500,000 Home Depot, Inc., 3.25%, due 10/01/01...............     4,387,500
     56,200 Kmart Corp., $3.875 Convertible Preferred...........     2,739,750
 $2,630,000 Nine West Group, Inc., 5.5%, due 07/15/03...........     2,630,000*
 $7,695,000 Staples, Inc., 4.5%, due 10/01/00...................     7,877,756*
                                                                  ------------
              Total Retail......................................    23,027,537
                                                                  ------------
            SERVICES--BUSINESS (9.0%)
 $7,690,000 Corporate Express, 4.5%, due 07/01/00...............     7,132,475*
 $1,525,000 Leasing Solution, 6.875%, due 10/01/03..............     1,519,281
 $5,250,000 Omnicom Group, Inc., 4.25%, due 01/03/07............     5,361,563*
     24,500 SCI Finance LLC, Exchangeable Service Corporation
             International, $3.125 Convertible Preferred........     2,306,063
 $2,590,000 UBS Securities, Inc., Exchangeable Electronic Data
             Systems, 2%, due 05/22/02..........................     2,382,800
 $3,280,000 U.S. Office Products Company, 5.5%, due 05/15/03....     3,070,900
     54,300 Vanstar Corp., $3.75 Convertible Preferred..........     2,810,025*
                                                                  ------------
              Total Services--Business..........................    24,583,107
                                                                  ------------
            SUPPLY DISTRIBUTION (0.8%)
 $2,265,000 Central Garden and Pet Company, 6%, due 11/15/03....     2,248,012*
                                                                  ------------
              TOTAL CONSUMER STAPLES (Cost: $130,993,387).......   132,777,040
                                                                  ------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            CONSUMER CYCLICALS
             (COST: $2,545,952) (1.1%)
            AUTOMOTIVE (1.1%)
 $2,500,000 Magna International, Inc., (Canada), 5%, due
             10/15/02...........................................   $ 2,878,124
                                                                   -----------
            CAPITAL GOODS (33.3%)
            AEROSPACE AND CONGLOMERATES (3.2%)
 $2,675,000 Hexcel Corp., 7%, due 08/01/03......................     3,337,063
     53,200 Loral Space and Communications Ltd., (Bermuda),
             $3.00 Convertible Preferred........................     3,005,800*
 $2,080,000 Titan Corp., 8.25%, due 11/01/03....................     2,282,800
                                                                   -----------
              Total Aerospace and Conglomerates.................     8,625,663
                                                                   -----------
            BUILDING MATERIALS (2.3%)
 $3,000,000 New World Infrastructure, (Hong Kong), 5%, due
             07/15/01...........................................     3,551,250*
     47,600 Owens-Corning Fiberglass Corp., $3.25 Convertible
             Preferred..........................................     2,725,100*
                                                                   -----------
              Total Building Materials..........................     6,276,350
                                                                   -----------
            ELECTRICAL INSTRUMENTS AND COMMUNICATION EQUIPMENT
             (0.8%)
 $1,905,000 Metricom, Inc., 8%, due 09/15/03....................     2,228,850*
                                                                   -----------
            ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS (7.2%)
 $3,175,000 Analog Devices, Inc., 3.5%, due 12/01/00............     4,405,313
 $2,215,000 C-Cube Microsystems, Inc., 5.875%, due 11/01/05.....     2,765,981
 $2,430,000 General Instrument Corp., 5%, due 06/15/00..........     2,600,100
 $2,500,000 Richey Electronics, Inc., 7%, due 03/01/06..........     2,503,125*
 $2,455,000 SCI Systems, Inc., 5%, due 05/01/06.................     2,823,250*

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal
   Amount                                                          Value
  ---------                                                        -----
 $ 4,500,000 XILINX, Inc., 5.25%, due 11/01/02...............   $ 4,477,500*
                                                                -----------
               Total Electronics--Semiconductors and
                 Instruments.................................    19,575,269
                                                                -----------
             INFORMATION PROCESSING (6.5%)
      41,000 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., $4.00 Convertible Preferred.....     2,665,000
 $ 3,830,000 Quantum Corp., 5%, due 03/01/03.................     5,338,062*
 $10,000,000 Silicon Graphics, Inc., 0%, due 11/02/13........     5,262,500* **
 $ 3,190,000 Storage Technology Corp., 8%, due 05/31/15......     4,258,650
                                                                -----------
               Total Information Processing..................    17,524,212
                                                                -----------
             POLLUTION CONTROL (8.6%)
 $ 2,830,000 Molten Metal Technology, Inc., 5.5%, due
              05/01/06.......................................     1,938,550*
 $ 9,065,000 Thermo Electron Corp., 4.25%, due 01/01/03......    10,685,368*
 $ 8,725,000 United States Filter Corp., 4.5%, due 12/15/01..     8,450,844
 $   350,000 United Waste Systems, Inc., 4.5%, due 06/01/01..       420,875*
 $ 1,610,000 United Waste Systems, Inc., 6.0%, due 06/01/01..     1,925,963*
                                                                -----------
               Total Pollution Control.......................    23,421,600
                                                                -----------
             TELECOMMUNICATION EQUIPMENT (4.7%)
      50,000 Corning Delaware, $3.00 Convertible Preferred...     3,181,250
      56,200 Motorola, Inc., Common Stock....................     3,449,275
 $ 7,930,000 Motorola, Inc., 0%, due 09/27/13................     6,145,750**
                                                                -----------
               Total Telecommunications Equipment............    12,776,275
                                                                -----------
               TOTAL CAPITAL GOODS
                 (Cost: $81,600,748).........................    90,428,219
                                                                -----------

  Number of
  Shares or
  Principal
   Amount                                                             Value
  ---------                                                           -----
             BASIC INDUSTRIES (5.6%)
             METALS (1.6%)
      95,600 Freeport-McMoran Copper & Gold, Inc., $1.25
              Convertible Preferred.............................   $ 2,652,900
      63,700 USX-Marathon Group, Exchangeable RMI Titanium
              Corp., $6.75 Convertible Preferred................     1,672,125
                                                                   -----------
               Total Metals.....................................     4,325,025
                                                                   -----------
             OIL AND GAS--DOMESTIC (2.0%)
 $ 2,180,000 Apache Corp., Euro, 6%,
              due 01/15/02......................................     2,735,900
      46,500 Occidental Petroleum Corp., $3.875 Convertible
              Preferred.........................................     2,638,875*
                                                                   -----------
               Total Oil and Gas--
                 Domestic.......................................     5,374,775
                                                                   -----------
             OIL AND GAS--INTERNATIONAL (0.9%)
      43,300 Occidental Petroleum Corp., Exchangeable Canadian
              Occidental Petroleum,
              $3.00 Convertible Preferred (Canada)..............     2,554,700
                                                                   -----------
             PAPER AND PACKAGING (1.1%)
      55,000 Crown Cork & Seal Company, Inc., $1.88 Convertible
              Preferred.........................................     2,860,000
                                                                   -----------
               TOTAL BASIC INDUSTRIES (Cost: $13,188,123).......    15,114,500
                                                                   -----------
             CREDIT SENSITIVE (13.0%)
             BUILDING, REAL ESTATE AND REIT'S (4.2%)
      40,000 Insignia Financial Group, Inc., $3.25 Convertible
              Preferred.........................................     2,110,000*
 $ 2,605,000 Liberty Property Trust, 8%,
              due 07/01/01......................................     3,344,168

*Restricted security. (See Note 8)
** Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Schedule of Investments (continued)
         December 31, 1996

--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
 $2,010,000 LTC Properties, Inc., 8.25%, due 07/01/01...........   $ 2,140,650
 $3,180,000 LTC Properties, Inc., 8.5%, due 01/01/01............     3,772,275
                                                                   -----------
              Total Building, Real Estate, and REIT's...........    11,367,093
                                                                   -----------
            INSURANCE (3.8%)
     61,000 Allstate Corp., Exchangeable PMI Group, Inc., $2.30
             Convertible Preferred..............................     2,882,250
     29,800 American Bankers Insurance Group, $3.125 Convertible
             Preferred..........................................     1,778,688
     43,200 Penncorp Financial, $3.50 Convertible Preferred.....     2,575,800*
     95,300 Salomon, Inc., Exchangeable Financial Security
             Assurance Holdings, Ltd., $2.30 Convertible
             Preferred..........................................     2,906,650
                                                                   -----------
              Total Insurance...................................    10,143,388
                                                                   -----------
            SERVICES--FINANCIAL, BANKING AND MISCELLANEOUS
             (4.0%)
 $3,090,000 Berkshire Hathaway, Inc., Exchangeable Salomon,
             Inc., 1%, due 12/02/01.............................     2,835,075
 $2,500,000 MBL International Finance Bermuda Trust,
             Exchangeable Mitsubishi Bank, Ltd., (Japan), 3%,
             due 11/30/02.......................................     2,625,000
 $2,290,000 Southern Pacific Funding Corp., 6.75%, due 10/15/06.     2,447,437
     70,000 SunAmerica Corp., $3.188 Convertible Preferred......     2,957,500
                                                                   -----------
              Total Services--Financial,
               Banking and Miscellaneous........................    10,865,012
                                                                   -----------


  Principal
   Amount                                                            Value
  ---------                                                          -----
             UTILITIES--GAS AND ELECTRIC (1.0%)
 $ 2,765,000 Korea Electric Power Company, (South Korea), 5%,
              due 08/01/01.....................................   $  2,765,000
                                                                  ------------
               TOTAL CREDIT SENSITIVE
                (Cost: $31,588,497)............................     35,140,493
                                                                  ------------
             REPURCHASE AGREEMENTS (5.7%)
 $    15,349 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/31/96, 3.25%,
              due 01/02/97 (collateralized by $20,000 U.S.
              Treasury Bill, valued at $20,037)................         15,349
 $10,523,320 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/31/96, 6.625%,
              due 01/02/97 (collateralized by $10,835,000 U.S.
              Treasury Bill, valued at $10,737,810)............     10,523,320
 $ 4,908,567 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/31/96, 6.5%,
              due 01/02/97 (collateralized by $5,035,000 U.S.
              Treasury Bill, valued at $5,011,677).............      4,908,567
                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS
                (Cost: $15,447,236)............................     15,447,236
                                                                  ------------
               TOTAL INVESTMENTS (107.6%) (COST: $275,363,943).    291,785,612
                                                                  ------------
               EXCESS OF LIABILITIES OVER OTHER ASSETS
                (-7.6%)........................................    (20,518,915)
                                                                  ------------
               NET ASSETS (100%)...............................   $271,266,697
                                                                  ============

*Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statement of Assets and Liabilities
         December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $275,363,943) (Note 1).............. $291,785,612
  Receivables for Securities Sold................................    4,455,625
  Interest Receivable............................................    2,372,835
  Dividends Receivable...........................................       74,294
                                                                  ------------
    Total Assets.................................................  298,688,366
                                                                  ------------
LIABILITIES:
  Payables for Securities Purchased..............................    5,291,675
  Payable upon Return of Securities Loaned (Note 5)..............   10,538,669
  Distributions Payable..........................................   11,162,987
  Accrued Investment Advisory and Service Fees (Note 3)..........      280,091
  Accounts Payable...............................................      148,247
                                                                  ------------
    Total Liabilities............................................   27,421,669
                                                                  ------------
NET ASSETS....................................................... $271,266,697
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 31,894,249 shares issued and outstanding)........... $    318,942
  Paid-in Capital................................................  288,166,441
  Distribution of Paid-in Capital (Note 1).......................  (34,179,879)
  Net Unrealized Appreciation of Investments.....................   16,421,669
  Accumulated Undistributed Net Realized Gains on Investments ...      539,524
                                                                  ------------
NET ASSETS....................................................... $271,266,697
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       8.51
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statement of Operations
         Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (Note 1) (including security lending fees of $43,491)... $10,807,997
  Dividends (Note 1)...............................................   2,585,041
                                                                    -----------
    Total Investment Income........................................  13,393,038
                                                                    -----------
EXPENSES:
  Investment Advisory Fees (Note 3)................................   1,625,243
  Custodian Fees...................................................     111,964
  Transfer Agent Fees..............................................      85,234
  Proxy Costs......................................................      65,177
  Directors' Fees and Expenses (Note 6)............................      52,342
  Printing and Distribution Costs..................................      47,184
  Listing Fees.....................................................      33,570
  Audit and Tax Service Fees.......................................      30,085
  Accounting and Other Service Fees (Note 3).......................      25,000
  Insurance Costs..................................................      21,400
  Business Tax Fees................................................      11,990
  Legal Fees (Note 6)..............................................       4,432
  Miscellaneous....................................................         503
                                                                    -----------
    Total Expenses.................................................   2,114,124
                                                                    -----------
    Net Investment Income..........................................  11,278,914
                                                                    -----------
NET REALIZED GAINS AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gains on Investments................................  24,933,292
  Change in Unrealized Appreciation of Investments.................    (382,158)
                                                                    -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments...................................  24,551,134
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $35,830,048
                                                                    ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1996 December 31, 1995
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income....................   $ 11,278,914      $ 11,649,611
  Net Realized Gains on Investments........     24,933,292        15,154,221
  Change in Unrealized Appreciation of
   Investments.............................       (382,158)       27,541,572
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................     35,830,048        54,345,404
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (11,278,914)      (11,649,611)
  From Net Realized Gains on Investments...    (19,904,764)      (10,376,404)
  Distribution in Excess of Net Realized
   Gains...................................            --         (4,489,004)
                                              ------------      ------------
    Total Distributions to Shareholders....    (31,183,678)      (26,515,019)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued in Reinvestment of
   Dividends (233,869 for the year ended
   December 31, 1996 and 260,547 for the
   year ended December 31, 1995)...........      2,012,418         2,091,302
                                              ------------      ------------
    Total Increase in Net Assets...........      6,658,788        29,921,687
NET ASSETS:
Beginning of Year..........................    264,607,909       234,686,222
                                              ------------      ------------
End of Year................................   $271,266,697      $264,607,909
                                              ============      ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements

--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1996, the Fund realized on a tax basis net realized gains of $24,933,292 on security transactions.

 As of December 31, 1996, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 21,049,910
Depreciated securities............................................   (4,740,670)
                                                                   ------------
Net unrealized appreciation....................................... $ 16,309,240
                                                                   ============
Cost of securities for federal income tax purposes................ $275,476,372
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the year ended December 31, 1996, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $342,257,454 and $360,286,519, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 1996.

NOTE 5--SECURITY LENDING:

 During the year ended December 31, 1996, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At De-cember 31, 1996, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $10,757,847, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $52,342 from the Fund for the year ended December 31, 1996. Legal fees totaled $4,432 of which $2,986 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a di-rector of the Fund. Certain officers and/or directors of the Fund are also of-ficers and/or directors of the Investment Adviser.

NOTE 7--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

 The Annual Meeting of Shareholders of the Fund was held on May 22, 1996. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, Norman Barker, Jr., Richard W. Call, Edmund W. Clarke, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 25,143,288 affirmative votes; votes withheld 249,992 and ex-ceptions 253,931); (ii) Renewal of the Investment Advisory and Management Agreement for another annual period (votes for: 24,732,136; votes against 390,891 and abstentions 524,184); and (iii) the ratification of the

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1996 (votes for: 25,120,530; votes against 194,289 and abstentions 332,392). 31,718,395 shares were outstanding on the record date for this meeting and 25,647,211 shares entitled to vote were present in person or by proxy at the meeting.

NOTE 8--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at December 31, 1996 were valued both at the date of acquisition and December 31, 1996, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1996 is $127,783,493, which represents 47.1% of net assets. The total value of illiquid securities at December 31, 1996 is $8,262,162, which represents 3.0% of net assets.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)
         December 31, 1996

--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                Date of
   Amount                                               Acquisition    Cost
 ---------                                              ----------- ----------
 $1,345,000 ARV Assisted Living, Inc., 6.75%, due
             04/01/06.................................   03/28/96   $1,345,000
 $  540,000 Assisted Living Concepts, Inc., 7%, due
             07/31/05.................................   08/02/95      540,000*
 $2,265,000 Central Garden and Pet Company, 6%, due
             11/15/03.................................   11/12/96    2,265,000
 $7,690,000 Corporate Express, 4.5%, due 07/01/00.....   06/19/96    7,530,064
 $1,195,000 Emeritus Corp., 6.25%, due 01/01/06.......   02/08/96    1,195,000*
     52,500 Golden Books Family Entertainment, Inc.,
             $4.375 Convertible Preferred.............   08/14/96    2,658,238
     54,000 Host Marriott Financial Trust, $3.375
             Convertible Preferred....................   11/25/96    2,700,000
 $2,300,000 Imax Corp., 5.75%, due 04/01/03...........   04/02/96    2,300,000
     40,000 Insignia Financial Group, Inc., $3.25
             Convertible Preferred....................   10/28/96    2,000,000
     53,200 Loral Space and Communications Ltd.,
             (Bermuda) $3.00 Convertible Preferred....   11/01/96    2,660,000
 $4,995,000 Marriott Corp., 0%, due 03/25/11..........   03/19/96    2,752,265
 $1,905,000 Metricom, Inc., 8%, due 09/15/03..........   08/20/96    1,905,000*



 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $2,830,000 Molten Metal Technology, Inc., 5.5%, due
             05/01/96..................................    04/26/96   $2,819,853
 $3,000,000 New World Infrastructure, (Hong Kong) 5.5%,
             due 07/15/01..............................    05/15/96    3,000,000
 $2,630,000 Nine West Group, Inc., 5.5%, due 07/15/03..    06/20/96    2,658,723
     46,500 Occidental Petroleum Corp., $3.875
             Convertible Preferred.....................    08/03/94    2,530,076
 $2,710,000 OccuSystems Inc., 6%, due 12/15/01.........    12/19/96    2,710,000
 $5,250,000 Omnicom Group, Inc. 4.25%, due 01/03/07....    08/18/96    5,291,675
     47,600 Owens-Corning Fiberglass Corp., $3.25
             Convertible Preferred.....................    05/03/95    2,380,000
     43,200 Penncorp Financial, $3.50 Convertible
             Preferred.................................    08/02/96    2,160,000
 $3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03.......    06/21/96    3,311,771
 $2,880,000 Physician Resource, 6%, due 12/01/01.......    12/06/96    2,879,035
 $3,830,000 Quantum Corp., 5%, due 03/01/03............    02/21/96    3,886,215
 $2,750,000 Quintiles Transnational Corp., 4.25%, due
             05/31/00..................................    04/23/96    2,757,313

*Illiquid security.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Notes to Financial Statements (continued)
         December 31, 1996

--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

  Number of
  Shares or
  Principal                                                Date of
   Amount                                                Acquisition    Cost
  ---------                                              ----------- ----------
 $ 1,880,000 Renal Treatment Centers, Inc., 5.625%,
              due 07/15/06............................    06/06/96   $1,880,538
 $ 2,500,000 Richey Electronics, Inc., 7%, due
              03/01/06................................    02/21/96    2,500,000*
 $ 5,545,000 Sandoz Capital BVI, Ltd., (Switzerland),
              2%, due 10/06/02........................    09/28/95    5,133,571
 $ 3,610,000 Scholastic Corp., 5%, due 08/15/05.......    08/04/95    3,699,513
 $ 2,455,000 SCI Systems, Inc., 5%, due 05/01/06......    04/17/96    2,455,000
 $ 2,405,000 Sepracor, Inc., 7%, due 12/01/02.........    11/01/95    2,395,495
      39,200 SFX Broadcasting, Inc., $3.25 Convertible
              Preferred...............................    05/22/96    1,960,000
 $10,000,000 Silicon Graphics, Inc., 0%, due 11/02/13.    12/22/95    5,193,121
 $ 7,695,000 Staples, Inc., 4.5%, due 10/01/00........    09/12/95    7,788,877
 $ 2,720,000 Sterling House Corp., 6.75%, due
              06/30/06................................    05/17/96    2,710,533*
 $ 9,065,000 Thermo Electron Corp., 4.25%, due
              01/01/03................................    11/28/95    9,480,267
 $   350,000 United Waste Systems, Inc., 4.5%, due
              06/01/01................................    05/14/96      350,000
 $ 1,610,000 United Waste Systems, Inc., 6.0%, due
              06/01/01................................    05/31/96    1,610,000

 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
     54,300 Vanstar Corp., $3.75 Convertible Preferred.    09/27/96   $2,747,338
 $2,685,000 Vivra, Inc., 5%, due 07/01/01..............    07/02/96    2,685,000
 $4,500,000 XILINX, Inc., 5.25%, due 11/01/02..........    11/07/95    4,384,494

*Illiquid security.

NOTE 9--SUBSEQUENT EVENT (UNAUDITED):

 On February 19, 1997, the Board of Directors ratified the action of the Board's Executive Committee taken on February 4, 1997, which authorized the filing of a Registration Statement to effect an offering of 6,378,850 shares of the Fund. Such Registration Statement was filed with the U.S. Securities and Exchange Commission on February 5, 1997.

--------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Financial Highlights

--------------------------------------------------------------------------------

                                                     Year Ended December 31,
                         ------------------------------------------------------------------------------------------
                           1996      1995      1994       1993      1992      1991      1990       1989      1988
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, Beginning of
  Period...............  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Income from Opera-
  tions:
 Net Investment
  Income...............      0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital for
  Shares Issued........        --        --        --      (0.01)    (0.01)       --        --         --        --
 Net Realized and
  Unrealized Gains
  (Losses) on Securi-
  ties.................      0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total from
     Investment
     Operations........      1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
 Less Distributions:
 Distributions from
  Net Investment
  Income...............     (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distributions from
  Net Realized Gains...     (0.62)    (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --
 Distributions in
  Excess of
  Net Realized Gains...        --     (0.14)    (0.16)        --        --        --        --         --        --
 Return of Capital ....        --        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total
     Distributions.....     (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                         --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, End of Period.  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                         ========  ========  ========   ========  ========  ========  ========   ========  ========
 Total Investment
  Return (3)...........     11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
 Net Asset Value Total
  Return (4)...........     13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands).......  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
 Ratio of Expenses to
  Average Net Assets...      0.77%     0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%
 Ratio of Net
  Investment Income to
  Average Net Assets...      4.12%     4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%
 Portfolio Turnover
  Rate.................    125.72%   108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%
 Average Commission
  Rate Paid by the Fund
  (6)..................  $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A
                         March 5, 1987
                         (Commencement)
                               to
                          December 31,
                              1987
                         -------------
 Net Asset Value Per
  Share, Beginning of
  Period...............     $   9.30   (2)
                            --------
 Income from Opera-
  tions:
 Net Investment
  Income...............         0.46
 Impact to Capital for
  Shares Issued........        (0.03)
 Net Realized and
  Unrealized Gains
  (Losses) on Securi-
  ties.................        (1.53)
                            --------
    Total from
     Investment
     Operations........        (1.10)
 Less Distributions:
 Distributions from
  Net Investment
  Income...............        (0.44)
 Distributions from
  Net Realized Gains...           --
 Distributions in
  Excess of
  Net Realized Gains...           --
 Return of Capital ....           --
                            --------
    Total
     Distributions.....        (0.44)
                            --------
 Net Asset Value Per
  Share, End of Period.     $   7.76
                            ========
 Total Investment
  Return (3)...........       (32.61)%(1)
 Net Asset Value Total
  Return (4)...........       (13.49)%(1)
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands).......     $162,989
 Ratio of Expenses to
  Average Net Assets...         0.83 %(5)
 Ratio of Net
  Investment Income to
  Average Net Assets...         6.12 %(5)
 Portfolio Turnover
  Rate.................        76.91 %(1)
 Average Commission
  Rate Paid by the Fund
  (6)..................          N/A

(1) For the period March 5, 1987 (commencement) to December 31, 1987 and not indicative of a full year's operating results.
(2) Net of underwriting discount of $0.70.
(3) Based on market value per share, adjusted for reinvestment of distributions.
(4) Based on net asset value per share, adjusted for reinvestment of distribu-tions.
(5) Annualized.
(6) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary form period to period and fund to fund depending on the mix of trades executed in vari-ous markets where trading practices and commission rate structures may dif-fer.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------

[LOGO    TCW CONVERTIBLE SECURITIES FUND, INC.
OF TCW]  Independent Auditors' Report

-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF TCW CONVERTIBLE SECURITIES FUND, INC.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc. (the "Fund"), including the schedule of in-vestments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period March 5, 1987 (in-ception) to December 31, 1987. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. Where confirmations were not received, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe our audits provide a reason-able basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Convertible Securities Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period March 5, 1987 (inception) to December 31, 1987 in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

February 10, 1997
Los Angeles, California

                           PART C - OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

                                                         Included in   Included in   Included in
                                                            Part A        Part B        Part C
                                                         ------------  ------------  ------------
   Independent Auditors' Report                                             x

   Schedule of Investments at December 31, 1996                             x

   Statement of Assets and Liabilities at
     December 31, 1996                                                      x

   Statement of Operations For the Year Ended
     December 31, 1996                                                      x

   Statements of Changes in Net Assets For the Years
     Ended December 31, 1995 and 1996                                       x

   Notes to Financial Statements                                            x

   Financial Highlights For the Period From March 5,         x
     1987 (Commencement) to December 31, 1987 and
     For the Years Ended December 31, 1988, 1989,
     1990, 1991, 1992, 1993, 1994, 1995 and 1996

   Consent of Independent Auditors                                                         x


2. Exhibits
   --------

   a. Articles of Incorporation filed as Exhibit 1 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

   b. Bylaws filed as Exhibit 2 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

   bb. Article VIII of Bylaws filed as Exhibit 2(A) to Amendment No. 2 to the Fund's initial Registration Statement on Form N-2 incorporated herein by reference.

   d. Specimen Common Stock Certificates filed as Exhibit 4 to the Fund's initial Registration Statement on Form N-2 is incorporated herein by reference.

   dd. Subscription Certificate filed as Exhibit dd to Amendment No. 17 to the Fund's Registration Statement on Form N-2 and is incorporated herein by reference.

   ddd. Notice of Guaranteed Delivery filed as Exhibit ddd to Amendment No. 17 to the Fund's Registration Statement on Form N-2 and is incorporated herein by reference.

   e. Dividend Reinvestment Plan Terms and Conditions filed as Appendix C to the Prospectus, dated February 26, 1987, filed as part of Amendment No. 4 to the Fund's Registration Statement on Form N-2 are incorporated herein by reference.

   g. Investment Advisory and Management Agreement, dated as of February 17, 1987, between the Fund and TCW Funds Management, Inc. filed as Exhibit 6 to Amendment No. 2 to the Fund's initial Registration Statement on Form N-2 is incorporated herein by reference.

   j. Custody Agreement, dated as of February 17, 1987, between the Fund and Custodial Trust Company filed as Exhibit 9 to Amendment No. 2 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

   jj. Amendment No. 1 to Custody Agreement, dated as of July 1, 1991, between the Fund and Custodial Trust Company filed as Exhibit 9.2 to Amendment No. 10 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

   l. Opinion and Consent of Counsel filed as Exhibit 1 to Amendment No. 17 to the Fund's Registration Statement on Form N-2 and is incorporated herein by reference.

   n.    Consent of Deloitte & Touche LLP filed as page C-9 of this Part C.

   o.    Powers of Attorney.

   p. Initial Capitalization Agreement, dated as of February 17, 1987, filed as Exhibit 14 to Amendment No. 2 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

   Exhibits c, f, h, i, k, m and q have been omitted because the conditions requiring their filing do not exist.

ITEM 25  MARKETING ARRANGEMENTS

         Inapplicable.

ITEM 26  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Inapplicable.

ITEM 27  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28  NUMBER OF HOLDERS OF SECURITIES

         As of February 3, 1997:

                                                  (2)
                        (1)                    Number of
                   Title of Class            Record Holders
                   --------------            --------------
                 Common Stock, $.01 par value     3,277

ITEM 29  INDEMNIFICATION

         Article VIII of the Bylaws of the Registrant provides as follows:

   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i) every person who is, or has been, a director or officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a director or officer and against all amounts paid or incurred by him in the settlement thereof;

       (ii) the words 'claim,' 'action,' 'suit,' or 'proceeding' shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words 'liability' and 'expense' shall include, without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a director or officer:

       (i) against any liability to the Corporation or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

       (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation; and

       (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a director or officer, unless there has been a determination that such director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

           (A) by the court or other body approving the settlement or other disposition,

           or

           (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors then in office act on the matter) or (y) written opinion of independent legal counsel.

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Corporation other than directors and officers may be entitled by contract or otherwise under law.

   (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Article VIII may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article VIII provided that either:

       (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Corporation shall be insured against losses arising out of any such advances; or

       (ii) a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Article VIII, a 'Non-Interested Director' is one who is not (i) an 'Interested Person' (within the meaning of that term under the Investment Company Act of 1940, as amended) of the Corporation (including anyone who has been exempted from being an 'Interested Person' by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

         Directors and officers of the Fund are named as insured under a directors' and officers' errors and omissions insurance policy.

ITEM 30  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         In addition to the Fund, the Investment Adviser serves as investment adviser or subadviser to a number of open and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 30 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

ITEM 31  LOCATION OF ACCOUNTS AND RECORDS

         Unless otherwise stated below, the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of David K. Sandie, Treasurer of the Registrant, TCW Convertible Securities Fund, Inc., 865 South Figueroa Street, Los Angeles, California 90017.

                           Location of
           Rule          Required Records
           ----          ----------------
       31a-1(b)(2)(c)    TCW Funds Management, Inc.
                         865 South Figueroa Street
                         Los Angeles, CA 90017

       31a-1(b)(2)(d)    The Bank of New York
                         Church Street Station
                         New York, NY 10286-1533

       31a-1(b)(4)-(6)   TCW Funds Management, Inc.
                         865 South Figueroa Street
                         Los Angeles, CA 90017

       31a-1(b)(9)-(11)  TCW Funds Management, Inc.
                         865 South Figueroa Street
                         Los Angeles, CA 90017


ITEM 32  MANAGEMENT SERVICES

         There is no management-related service contract under which services are provided to the Registrant which is not discussed in Part A of this form.

ITEM 33  UNDERTAKINGS

         The Registrant undertakes to suspend offering of its shares of Common Stock until it amends its prospectus if, subsequent to the effective date of this Registration Statement and prior to the expiration date of the Offering, the net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement.

         Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in Item 3 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

   Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Los Angeles, and the State of California, on the 28th day of February, 1997.

TCW CONVERTIBLE SECURITIES FUND, INC.


                      By:   /s/ Ronald E. Robison
                            ----------------------------
                            Ronald E. Robison
                            Senior Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                 Title                         Date
---------                                 -----                         ----

/s/ Ernest O. Ellison*            President and Director             February 28, 1997
---------------------------       (Chief Executive Officer)
Ernest O. Ellison

/s/ David K. Sandie               Treasurer (Principal Financial     February 28, 1997
---------------------------       Officer and Principal
David K. Sandie                   Accounting Officer)


s/ Norman Barker, Jr.*            Director                           February 28, 1997
---------------------------
Norman Barker, Jr.

/s/ Richard W. Call*              Director                           February 28, 1997
---------------------------
Richard W. Call

/s/ Edmund W. Clarke*             Director                           February 28, 1997
---------------------------
Edmund W. Clarke

/sl Coleman W. Morton*            Director                           February 28, 1997
---------------------------
Coleman W. Morton

/s/ Charles A. Parker*            Director                           February 28, 1997
---------------------------
Charles A. Parker

/s/ Lawrence J. Sheehan*          Director                           February 28, 1997
---------------------------
Lawrence J. Sheehan

/s/ Robert G. Sims*               Director                          February 28, 1997
------------------
Robert G. Sims

By /s/ Ronald E. Robison                                            February 28, 1997
   ---------------------
   Ronald E. Robison
   Attorney-in-Fact


                                 EXHIBIT INDEX

  Exhibit
    No.       Description
  --------    -----------
   o.          Consent of Deloitte & Touche LLP

   n.          Powers of Attorney of Messrs. Ellison, Barker, Call,
               Clarke, Morton, Parker, Sheehan and Sims

                                                                       Exhibit n


Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California
Telephone (213) 688-0800



CONSENT OF INDEPENDENT AUDITORS


TCW CONVERTIBLE SECURITIES FUND, INC.:




We consent to (a) the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 33-21169 on Form N-2 of our report on the statement of assets and liabilities of TCW Convertible Securities Fund, Inc. including the schedule of investments, as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period March 5, 1987 (inception) to December 31, 1987 dated February 10, 1997 appearing in Part B, the Statement of Additional Information of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (c) the reference to us under the headings "Auditors" and "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP


February 28, 1997

                                                                       Exhibit n




                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                                  /s/ Ernest O. Ellison
                                             ---------------------
                                              Ernest O. Ellison

                                                                       Exhibit n

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                           /s/ Norman Barker, Jr.
                                       ----------------------
                                       Norman Barker, Jr.

                                                                       Exhibit n

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                       /s/ Richard W. Call
                                   -------------------
                                   Richard W. Call

                                                                       Exhibit n

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                             /s/ Edmund W. Clarke
                                         --------------------
                                         Edmund W. Clarke

                                                                       Exhibit n


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                         /s/ Coleman W. Morton
                                     ---------------------
                                     Coleman W. Morton

                                                                       Exhibit n


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                          /s/ Charles A. Parker
                                      ---------------------
                                      Charles A. Parker

                                                                       Exhibit n


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                       /s/ Lawrence J. Sheehan
                                   -----------------------
                                   Lawrence J. Sheehan

                                                                       Exhibit n

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                         /s/ Robert G. Sims
                                     ------------------
                                     Robert G. Sims

                                                                       Exhibit n

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



May 22, 1996                            /s/ David K. Sandie
                                       -------------------
                                        David K. Sandie